                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                                                   EXHIBIT 10(n)
================================================================================


                    AMENDED AND RESTATED AGREEMENT FOR LEASE

                                     between

                  Trinidad Ammonia Company, Limited Partnership

                                       and

                          PCS Nitrogen Fertilizer, L.P.

                            Dated as of May 16, 1997

================================================================================



            THIS AMENDED AND RESTATED AGREEMENT HAS BEEN ASSIGNED AS
             SECURITY FOR INDEBTEDNESS OF THE OWNER. SEE SECTION 17.

This Amended and Restated Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Amended and Restated Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amended and Restated Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                    AMENDED AND RESTATED AGREEMENT FOR LEASE


                  Amended and Restated Agreement for Lease, dated as of May 16, 1997 (as the same may be further amended, restated, modified or supplemented from time to time as permitted by and in accordance with the Operative Documents, this "Agreement"), between Trinidad Ammonia Company, Limited Partnership, a Delaware limited partnership ("Owner") and PCS Nitrogen Fertilizer, L.P. (formerly Arcadian Fertilizer, L.P.), a Delaware limited partnership, individually and, to the extent provided for herein, as agent of Owner (in either such capacity, the "Agent").

                  Owner and Agent entered into an Agreement for Lease, dated as of June 29, 1995, as amended, and said parties now desire to further amend and restate said Agreement for Lease. Accordingly, said Agreement for Lease and all Exhibits thereto are hereby amended and restated in their entirety as herein provided:

                  WHEREAS, Owner may from time to time acquire either (i) a fee interest or (ii) a leasehold interest pursuant to a Ground Lease (hereinafter defined) in certain Unit Premises (hereinafter defined); and

                  WHEREAS, on or about the date of this Agreement, Owner and Agent propose to enter into the Lease (hereinafter defined), providing for the lease or sublease by Agent of certain Unit Improvements (hereinafter defined) which will be constructed and furnished on such Unit Premises pursuant to the terms of this Agreement; and

                  WHEREAS, Owner desires to appoint Agent to act as agent for Owner in connection with the selection of Owner's fee and/or leasehold interests in Unit Premises from time to time, and with the construction of Unit Improvements and the installation of Unit FF&E thereon, if any, and in connection with all matters related to such construction, and Agent wishes to accept such appointment.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Agent hereby agree as follows:

                  SECTION 1. DEFINITIONS

                  1.1 Defined Terms. For the purposes of this Agreement each of the following terms shall have the meaning specified with respect thereto:

                  Accrued Default Obligations: Defined pursuant to paragraph (e) of subsection 11.2 hereof.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Acquisition Certificate: The written certification of Agent to be delivered to Owner in connection with the making of the Initial Advance hereunder, which contains the information and representations of Agent as required by Section 4 of this Agreement, and which is substantially in the form of Exhibit C hereto.

                  Affiliate: Defined pursuant to subsection 1.2 hereof.

                  AFL Unit Leasing Record: An instrument, substantially in the form of Exhibit B hereto, evidencing the lease of a Unit under the Lease.

                  Agent: PCS Nitrogen Fertilizer, L.P. (formerly Arcadian Fertilizer, L.P.), a Delaware limited partnership.

                  Agreement: This Amended and Restated Agreement for Lease, as the same may be further amended, restated, modified or supplemented from time to time pursuant to and in compliance with the Operative Documents.

                  Ammonia Project: The Unit Premises located in the Republic of Trinidad and Tobago and described on Exhibit J hereto in which Owner will, subject to the provisions hereof, acquire a leasehold interest and the related Unit Improvements and Unit FF&E constituting the ammonia production plant which are to be located on or about such Unit Premises, as described in Exhibit J hereto.

                  Ancillary Facility Agreement: Any of the contracts entered into by Agent or an Affiliate of Agent and assigned to Owner which provide for the use of and access to storage tanks, loading and unloading facilities, pipelines and similar facilities and equipment necessary for the operation and maintenance of and access to the Ammonia Project as listed on Exhibits M-1 through M-3 hereto and the License Agreement relating to pipelines and similar facilities necessary for the operation and maintenance of the Ammonia Project.

                  Ancillary Facility Agreement Consents: Each Estoppel Certificate, Consent and Agreement (including all acknowledgments with respect thereto) relating to an Ancillary Facility Agreement entered into by the National Energy Corporation of Trinidad and Tobago Limited, the Trinidad and Tobago Electricity Commission and the Water and Sewage Authority of Trinidad and Tobago and the consent of Point Lisas relating to the Sublease Agreement.

                  Assignee:  Defined pursuant to subsection 1.2 hereof.

                  Assignment Agreements: Each agreement entered into between an Affiliate of Agent and Owner, pursuant to which such Affiliate's rights under the Gas Contract, each Ancillary Facility Agreement and each License Agreement are assigned to Owner.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Business Day:  Defined pursuant to subsection 1.2 hereof.

                  Casualty Event: Any of the events specified in subsection 11.5 hereof.


                  Certificate of Increased Cost: The certificate delivered by Agent to Owner pursuant to Section 7 hereof in connection with a request for a Completion Advance, and which is substantially in the form of Exhibit F hereto.

                  Certificate of Substantial Completion: The certificate delivered by Agent to Owner pursuant to Section 6 hereof in connection with a request for a Final Advance, and which is substantially in the form of Exhibit E hereto.

                  Completion Advance: Any advance made by Owner upon satisfaction or waiver of the conditions set forth in Section 7 hereof.

                  Consent:  Defined pursuant to subsection 1.2 hereof.

                  Construction Agreement: Each agreement between Owner and a General Contractor, providing for the construction of Unit Improvements, as the same may be amended, restated, modified or supplemented from time to time pursuant to and in compliance with the Operative Documents. A copy of the Construction Agreement related to the Ammonia Project is attached as Exhibit L hereto.

                  Construction Agreement Surety: Each of (i) a retainage letter of credit which will periodically increase to reflect amounts entitled to be retained from progress payments up to a maximum of $2,500,000 issued by a bank or other financial institution reasonably acceptable to Owner and General Contractor, for the account of the General Contractor of the Ammonia Project for the benefit of Owner and its transferees and assigns and (ii) the guaranty of Mannesmann Capital Corporation, or other Affiliate of the General Contractor reasonably acceptable to Owner, in the amount of $7,500,000, furnished by the General Contractor of the Ammonia Project for the benefit of Owner.

                  Construction Documents: The collective reference to the Construction Agreement(s), the Unit Plans, the Permits and all other agreements entered into by Agent or its Affiliate with respect to constructing, equipping, furnishing and decorating the Unit.

                  Credit Agreement: Defined pursuant to subsection 1.2 hereof.

                  Debt: Defined pursuant to subsection 1.2 hereof.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Designated Effective Date: Twenty-four (24) months from the date on which the Initial Advance is made by Owner to Agent pursuant to Section 4 hereof.

                  Effective Date: Defined pursuant to subsection 1.2 hereof.

                  Environmental Consultant:  Pilko & Associates, Inc.

                  ERISA: Defined pursuant to subsection 1.2 hereof.

                  ERISA Event:  Defined pursuant to subsection 1.2 hereof.

                  Event of Default: Any of the events constituting an Event of Default, as specified in subsection 11.1 hereof.

                  Event of Unit Termination: Any of the events constituting an Event of Unit Termination, as specified in subsection 11.3 hereof.

                  Final Advance: Any advance made by Owner upon satisfaction or waiver of the conditions of Section 6 hereof.

                  Financing Costs: All interest costs (including, without limitation, interest at a default rate), other costs, fees and expenses incurred by or accrued to any date for the determination thereof for the account of Owner under a Credit Agreement, and all costs, fees and expenses incurred by or accrued for the account of Owner to such date in connection with obtaining equity financing, including return on equity capital and interest on overdue payments thereof.

                  Fiscal Quarter: Any of the three-month periods ending on the last day of March, June, September and December in each year.

                  Force Majeure Delay: Any delay caused by conditions beyond the control of Agent or any of its Affiliates (assuming that Agent and its Affiliates are in compliance with their obligations under the Operative Documents), including, without limitation, acts of God or the elements, fire, strikes, labor disputes, delays in delivery of material and disruption of shipping, which does not have the effect of extending the Unit Completion Date for the relevant Unit beyond two hundred and seventy (270) days in the aggregate.

                  Gas Contract: The Gas Supply Contract dated November 25, 1994 between the National Gas Company of Trinidad and Tobago Limited and Arcadian Trinidad Ammonia Limited (which by novation assigned its obligations, rights and benefits thereunder to Arcadian Trinidad Limited, currently PCS Nitrogen Trinidad Limited) by agreement dated January 27, 1997.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  General Contractor: Any contractor or contractors as may be engaged by Agent or its Affiliate from time to time for construction of Unit Improvements. The General Contractor for the Ammonia Project is KTI Fish, Inc.

                  Governmental Action: Any action as defined in subsection 8.5 hereof.

                  Governmental Authority: Any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or agencies, courts or arbitral panels having jurisdiction over or application to any Unit Premises, Unit Improvements, Unit FF&E, Unit, Agent, any Affiliate of Agent or Owner.

                  Ground Lease: Each ground lease, including, without limitation, the Site Lease and the Sublease (each of which Site Lease and Sublease must be a Mortgageable Ground Lease) and each additional lease under which a leasehold interest in a Unit Premises is leased to Owner or is subleased to Agent or a Permitted Sublessee (as defined in the Lease).

                  Guarantor: Potash Corporation of Saskatchewan Inc., a corporation organized under the laws of the Province of Saskatchewan, and an Affiliate of Agent, and its successors.

                  Indemnified Person: Any Person as defined in Section 12 hereof.

                  Initial Advance: Any advance made by Owner upon satisfaction or waiver of the conditions set forth in Section 4 hereof.

                  Insurance Requirements: Defined pursuant to subsection 1.2 hereof.

                  Interim Advance: Any advance made by Owner to Agent upon satisfaction or waiver of the conditions set forth in Section 5 hereof.

                  Interim Advance Certificate: A certificate delivered by Agent to Owner pursuant to Section 5 hereof in connection with a request for an Interim Advance, and which is substantially in the form of Exhibit D hereto.

                  Lease: The Lease Agreement, dated as of June 29, 1995, by and between Owner, as lessor, and Agent, as lessee, as amended (the "Original Lease"), as further amended and restated as of the date hereof and as it may be further amended, restated, modified or supplemented from time to time pursuant to, and in compliance with, the provisions of the Operative Documents. A copy of the Lease is attached as Exhibit A hereto.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Legal Requirements: All laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law of Governmental Authorities, now or hereinafter enacted, made or issued, whether or not presently contemplated, including, without limitation, compliance with all requirements of labor laws and environmental statutes (including, without limitation, all environmental laws and statutes of the Republic of Trinidad and Tobago), compliance with which is required at any time from the date hereof through the term of this Agreement, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Unit or the operation, occupancy or use thereof, except any thereof promulgated by a Governmental Authority of the jurisdiction of organization of Owner with application exclusively to Owner.

                  License Agreements: Defined pursuant to subsection 1.2 hereof.

                  Lien: Defined pursuant to subsection 1.2 hereof.

                  Material Subsidiaries: Potash Corporation of Saskatchewan Sales Limited, LLC, PCS Nitrogen, Inc., PCS Phosphate Company, Inc. and any other subsidiary of the Guarantor whose book value of assets is greater than 20% of the book value of the assets of the Guarantor on a consolidated basis or whose gross sales are greater than 20% of the gross sales of the Guarantor on a consolidated basis.

                  Merrill Leasing: ML Leasing Equipment Corp., a Delaware corporation.

                  Merrill Lynch: Merrill Lynch & Co., Inc., a Delaware corporation.

                  Mortgageable Ground Lease: Defined pursuant to subsection 1.2 hereof.

                  Multiemployer Plan: Defined pursuant to subsection 1.2 hereof.

                  Multiple Employer Plan: Defined pursuant to subsection 1.2 hereof.

                  Operating Agreement: Defined pursuant to subsection 1.2 hereof.

                  Operative Documents: This Agreement, the Lease, the Construction Documents, the Project Documents, each Ground Lease, each Assignment Agreement, the Ancillary Facility Agreement Consents, the PCS/NT Ltd. Agreement, the Trinidad Government Agreement and the Point Lisas Agreement.

                  Operator: Defined pursuant to subsection 1.2 hereof.

                  Owner: Trinidad Ammonia Company, Limited Partnership or any successor or successors to all of its rights and obligations as Owner hereunder.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  PCS Guaranty: The guaranty agreement, dated as of the date hereof, between the Guarantor and Owner, as the same may be amended, restated, modified or supplemented from time to time.

                  PCS/NF Ltd.: PCS Nitrogen Fertilizer Limited (formerly Arcadian Fertilizer Limited), a Trinidad and Tobago private limited company.

                  PCS/NT Ltd.: PCS Nitrogen Trinidad Limited (formerly Arcadian Trinidad Urea Limited, Arcadian Trinidad Ammonia Limited and Arcadian Trinidad Limited), a Trinidad and Tobago private limited liability company.

                  PCS/NT Ltd. Agreement: The Estoppel Certificate Consent and Agreement dated June 29, 1995, as supplemented by the Letter Agreement dated April 30, 1997 relating thereto in respect of the Sublease.

                  PCS Term Credit Agreement: The Term Credit Agreement, made as of October 4, 1996, among The Bank of Nova Scotia, as Agent, the Co-Agents and the Lenders named therein and the Guarantor.

                  Permits: All consents, licenses, building, and operating permits required for construction, completion, and operation of any Unit in accordance with all Legal Requirements affecting such Unit.

                  Permitted Contest: Defined pursuant to paragraph (a) of
Section 16 hereof.

                  Permitted Liens: Defined pursuant to subsection 1.2 hereof.

                  Person: Defined pursuant to subsection 1.2 hereof.

                  Plan: Defined pursuant to subsection 1.2 hereof.

                  Point Lisas: The Point Lisas Industrial Port Development Corporation.

                  Point Lisas Agreement: The Deed of Direct Covenant dated June 25, 1995 and all amendments, modifications and supplements related thereto relating to the Site Lease entered into by Point Lisas.

                  Potential Default: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

                  Potential Event of Unit Termination: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Unit Termination.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Project Documents: The Gas Contract, the Operating Agreement and each Ancillary Facility Agreement.

                  Project Parcel: The land, together with all required appurtenant easements thereto, which is necessary for the siting, construction and proper operation of the Ammonia Project as described on Exhibit K hereto.

                  Responsible Officer: The President, any Vice President or Treasurer or Assistant Treasurer of the general partner of Agent, or any other officer or similar official of the general partner of Agent responsible for the administration of the obligations of Agent with respect to this Agreement.

                  Site Lease: The Deed of Lease dated as of August 24, 1983 between Point Lisas and the National Energy Corporation of Trinidad and Tobago Limited ("NEC"), which was assigned to the Operator by Deed of Assignment dated as of September 7, 1990 between NEC and the Operator (previously Trinidad and Tobago Urea Company Limited), as the same may be amended, restated, modified or supplemented from time to time as permitted by and in accordance with the Operative Documents.

                  Sublease: The Deed of Sub-Lease dated as of June 29, 1995 between Arcadian Trinidad Urea Limited (subsequently Arcadian Trinidad Limited and currently PCS Nitrogen Trinidad Limited) and Owner as the same may be amended, restated, modified or supplemented from time to time as permitted by and in accordance with the Operative Documents.

                  Substantial Completion: With respect to any Unit, the satisfaction or waiver of all requirements of Section 6 hereof.

                  Surrender Date: Defined pursuant to paragraph (a) of subsection 11.4 hereof.

                  Taking: Any event which is described in paragraph (b) of subsection 11.5 hereof.

                  Trinidad Government Agreement: The Estoppel Certificate, Consent and Agreement and all amendments, modifications and supplements thereto relating to the Gas Contract entered into by the National Gas Company of Trinidad and Tobago Limited.

                  Unit: Any Unit Premises and any Unit Improvements thereon and related Unit FF&E, including without limitation the Ammonia Project.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Unit Acquisition Cost: With respect to any Unit the sum of (a) the aggregate amount of advances made pursuant to this Agreement with respect to the Unit and (b) all other costs of Owner (including costs incurred by Agent but reimbursed by Owner) with respect to the Unit (except costs which are not properly capitalized and costs for which Owner has been reimbursed or chooses, in lieu of capitalization hereunder, to be reimbursed by Agent, pursuant to the provisions of subsection 9.5 or Section 12 hereof) arising from the acquisition, construction, equipping, and financing (including, without limitation, Financing Costs and Owner's out-of-pocket expenses and fee obligations in connection therewith) prior to the lease of the Unit under the Lease, including all rent under any Ground Lease which is paid or prepaid by Owner. Unit Acquisition Cost shall be reflected in the applicable AFL Unit Leasing Record, as modified by any revised AFL Unit Leasing Record.

                  Unit Budget: The budget prepared or to be prepared by Agent and delivered to, and approved by, Owner prior to the Initial Advance with respect to any Unit, as amended from time to time, which budget shall set forth in general detail costs relating to such of the following as Agent deems to be appropriate: (a) the installation of Unit FF&E, if any, thereon; (b) all costs, including, without limitation, the purchase price, survey and survey inspection charges, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, title insurance premiums, brokerage commissions, transfer fees and taxes that are customarily the responsibility of the purchaser, closing adjustments for taxes, utilities and the like, escrow and closing fees, recording and filing fees, the legal fees of Owner and Agent, and all related costs and expenses incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit to Agent; (c) the costs of completion of the Unit Improvements in conformity with the Unit Plans, the Construction Agreement or any contracts in replacement thereof, including without limitation, costs of site preparation, acquiring or granting easements and acquiring or installing equipment and all related appliances, appurtenances, accessions, furnishings, materials and parts (including all replacements and subsequent replacements thereto) in connection with the completion of the Unit Improvements, making utility connections, demolition, streets, parking areas, landscaping, development, off-site improvements, design and related construction of the Unit Improvements and related facilities and the cost of necessary studies, surveys, plans and permits, insurance and examination and incidental costs and expenses related thereto incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit and Unit FF&E to Agent; (d) the costs of architects', attorneys', engineers' and other professionals' fees and disbursements, in connection with the development, planning, renovation, construction, start-up, testing and construction financing of the Unit Improvements, including, without limitation, the fees and disbursements of Owner's counsel in connection with this Agreement and the duties of Owner hereunder, the Construction Agreement, and in all other matters involving or reasonably related to this transaction; (e) costs of all charges and assessments for the construction, improvement, maintenance, repair and restoration of streets, roads, walks, sewer, gas, electrical,

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



telephone and water lines and other improvements levied upon the Unit until the Effective Date; (f) the costs of all insurance, real estate, property and excise tax assessments, sales and use taxes on materials used in construction, and other operating and carrying costs paid, accrued, or levied upon the Unit or Owner in connection with the Unit during the period from acquisition of the Unit Premises until the Effective Date for such Unit; (g) costs of Agent's project representatives (inspectors, consultants, etc.) incurred in its capacity as agent for Owner; (h) a contingency amount of up to an additional twenty percent (20%) of the aggregate of all such projected expenditures, which shall include Financing Costs and otherwise shall be allocated to unexpected increases in the costs associated with such Unit; and (i) any and all other costs arising from or in connection with the construction period for such Unit Improvements during the term of this Agreement. The Unit Budget with respect to the Ammonia Project shall not exceed $83,000,000. A copy of the revised Unit Budget with respect to the Ammonia Project is attached as Exhibit O hereto.

                  Unit Completion Date: With respect to the Ammonia Project, thirty (30) months from the date on which the Initial Advance is made by Owner to Agent pursuant to Section 4 hereof plus any Force Majeure Delay, and with respect to any other Unit, as agreed to in writing among Agent, Owner and any Assignee.

                  Unit FF&E: The specific items of furniture, fixtures and equipment, if any, from the Unit FF&E Specifications which are installed or (if such items have been acquired by Owner for installation) to be installed in a particular Unit Improvement and any replacement parts thereof and for which advances are made by Owner hereunder.

                  Unit FF&E Specifications: The list of furniture, fixtures and equipment to be installed with the proceeds of advances hereunder in a particular Unit Improvement, a copy of which with respect to the Ammonia Project is attached as Exhibit G hereto.

                  Unit Improvements: The improvements to be constructed on an individual Unit Premises in accordance with the Unit Plans for the Unit Improvements to be built on such Unit Premises.

                  Unit Plans: The plans and specifications for the construction and operating characteristics of any Unit Improvements, including, without limitation, installation of curbs, sidewalks, gutters, landscaping, utility connections (whether on or off the Unit Premises) and all fixtures necessary for construction, operation and occupancy of the Unit and certain equipment to be used in connection therewith, prepared or to be prepared by an architect and Agent and approved by Owner, including such amendments, modifications and supplements thereto as may from time to time be made by Agent; provided that any subsequent material deviation from the Unit Plans selected for the Unit shall be made only with Owner's prior consent, which consent shall not be unreasonably withheld or delayed.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  Unit Premises: Each individual parcel of land, in which either a fee interest or a leasehold interest has been acquired by Owner for the construction of Unit Improvements thereon, including without limitation the Project Parcel.

                  Withdrawal Liability: Defined pursuant to subsection 1.2 hereof.

                  1.2 Other Definitional Provisions.

                  (a) For purposes of this Agreement, the terms "Affiliate", "Assignee", "Business Day", "Consent", "Credit Agreement", "Debt", "Effective Date", "ERISA", "ERISA Event", "Insurance Requirements", "License Agreement", "Lien", "Mortgageable Ground Lease", "Multiemployer Plan", "Multiple Employer Plan", "Operating Agreement", "Operator", "Permitted Liens", "Person", "Plan", and "Withdrawal Liability" shall have the meanings set forth opposite those terms in the Lease, except that, for purposes of this Agreement, the terms "the Lessor", "the Lessee" and "this Lease" if used in those definitions in the Lease shall be deemed to be the terms "Owner", "Agent" and "this Agreement", respectively, and if used in those definitions in the Lease, each of the terms "Parcel", "Parcel of Property" and "Property" shall be deemed to be the phrase "Unit Premises and related Unit Improvements" and each of the terms "Unit of Equipment" and "Unit", shall be deemed to be an item of "Unit FF&E".

                  (b) All terms defined in this Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

                  SECTION 2. APPOINTMENT OF AGENT

                  2.1 Appointment and Duties of Agent. Subject to the terms hereof, including, without limitation, the requirements of Section 4 hereof, Owner hereby appoints Agent as its agent for the design, construction, equipping, and installation of the Ammonia Project on the Project Parcel in accordance with the Unit Plans and Unit Budget and, to the extent identified in Exhibit G hereto, Unit FF&E with respect thereto and Agent hereby accepts such appointment. By written agreement, Owner may appoint Agent as its agent in respect of additional Unit Premises and Unit Improvements. Unit Improvements must be of a type permitted to be leased under the Lease, as set forth in Exhibit A to the Lease. Agent agrees to contract for, supervise and achieve the good, workmanlike and timely completion of the Unit Improvements

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



and installation of Unit FF&E on each Unit Premises in accordance with the Unit Budget and in all material respects in accordance with the Unit Plans, suitable for its intended use. Owner and Agent agree that any obligation of Agent herewith may be performed by an Affiliate of Agent; provided that Agent shall in no event be relieved of any of its obligations under this Agreement by virtue of any such performance. Upon request of Agent, Owner agrees to deliver to Agent a separate executed power of attorney confirmatory of the power granted herein in form suitable for recording. Owner and Agent agree that Agent shall be responsible for the supervision of all matters relating to any Construction Agreement; provided that, with respect to any Construction Agreement relating to the Ammonia Project, all obligations of Owner under such Construction Agreement shall be performed on Owner's behalf by PCS/NF Ltd., an Affiliate of Agent; provided, however, that Agent shall not be relieved of any of its obligations hereunder.

                  2.2 Cost and Completion of a Unit. Owner and Agent agree that
(a) Unit Acquisition Cost shall be no more than $83,000,000 with respect to the Ammonia Project and such amount as Agent, Owner and any Assignee agree in writing with respect to any other Unit. Agent agrees to effect Substantial Completion of any Unit Improvements on or before the applicable Unit Completion Date. After receiving the Initial Advance with respect to a Unit, Agent may from time to time amend, restate, modify or supplement the Unit Plans, Unit Budget or Unit FF&E Specifications relating thereto; provided that no such amendment, modification or supplement shall increase the Unit Budget to an amount in excess of the maximum cost for acquisition set forth in the first sentence of this subsection 2.2 or result in the Unit not being completed on or prior to its Unit Completion Date in all material respects in accordance with the Unit Plans. Agent shall promptly deliver to Owner and any Assignee any such amended, modified or supplemented Unit Plans, Unit Budget or Unit FF&E Specifications.

                  2.3 Lease of a Unit.

                  (a) Upon Substantial Completion of any Unit, Agent will deliver to Owner the Certificate of Substantial Completion in the form of Exhibit E hereto with respect to such Unit (including, without limitation, the AFL Unit Leasing Record), and Agent shall request the Final Advance with respect to such Unit. If the conditions set forth in Section 6 hereof have been satisfied in the reasonable judgment of Owner, Owner, within five (5) Business Days of receipt of the Certificate of Substantial Completion, a fully completed AFL Unit Leasing Record executed by Agent and the other documents required in
Section 6 hereof, shall execute and deliver to Agent such AFL Unit Leasing Record. Except as provided below, the Final Advance shall be made by Owner on the date of execution by Owner of the AFL Unit Leasing Record. If Substantial Completion of the Unit will not be effected on or before the Designated Effective Date with respect to the Unit, Agent shall prepare and execute an AFL Unit Leasing Record with respect to the Unit and deliver it to Owner, at least five (5) days prior to the Designated Effective Date. Owner shall execute and deliver to Agent the

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



AFL Unit Leasing Record by the Designated Effective Date, and Owner's obligation to make further advances, other than Completion Advances, with respect to the Unit under this Agreement shall terminate on the Designated Effective Date. Agent may request and receive on the Designated Effective Date an advance pursuant to Section 5, provided all conditions to such advance under Section 5 are met. Such AFL Unit Leasing Record shall have an Effective Date as of the date of the Designated Effective Date. Execution and delivery by Agent of the AFL Unit Leasing Record shall constitute (i) acknowledgment and representation by Agent that each Unit included therein (taking into account its then current state of construction) is in good condition, conforms in all material respects to the Unit Plans and has been accepted for lease under the Lease by Agent as of the Effective Date of the AFL Unit Leasing Record, (ii) acknowledgment by Agent that each such Unit is subject to all of the covenants, terms and conditions of the Lease, and (iii) certification by Agent that the representations and warranties contained in Section 2 of the Lease are true and correct in all material respects on and as of the Effective Date of the AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no (1) Event of Default or, with respect to such Unit, Event of Unit Termination or Casualty Event under this Agreement or Event of Default (as defined in the Lease) or (2) Potential Default or, with respect to such Unit, Potential Event of Unit Termination under this Agreement or Potential Default (as defined in the Lease). Upon execution and delivery of an AFL Unit Leasing Record by Owner, such Unit shall become a Parcel of Property (as defined in the Lease).

                  (b) Notwithstanding the foregoing, but subject to the terms of subsection 3.1 hereof, Agent may, by delivering to Owner a Certificate of Increased Cost (in the form of Exhibit F hereto), at any time up to May 15, 1998, request Completion Advances in order to pay construction costs that were not the subject of any previous advance. Owner, within five (5) Business Days of receipt and upon Owner's approval of a request for a Completion Advance and the Certificate of Increased Cost, shall execute and deliver to Agent a revised AFL Unit Leasing Record for such Unit reflecting such increased cost, and Agent, within five (5) Business Days of receipt of such revised AFL Unit Leasing Record, shall sign the revised AFL Unit Leasing Record and return it to Owner. A Completion Advance shall be made by Owner upon receipt of the revised AFL Unit Leasing Record signed by Agent. Execution and delivery by Agent of the revised AFL Unit Leasing Record shall constitute (i) acknowledgment and representation by Agent that each Unit included therein is in good condition, conforms in all material respects to the Unit Plans and has been accepted for lease under the Lease by Agent as of the Effective Date of the AFL Unit Leasing Record, (ii) acknowledgment by Agent that each such Unit is subject to all of the covenants, terms and conditions of the Lease, and (iii) certification by Agent that the representations and warranties contained in Section 2 of the Lease are true and correct in all material respects on and as of the Effective Date of the revised AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no (1) Event of Default or, with respect to such Unit, Event of Unit Termination

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



or Casualty Event under this Agreement or Event of Default (as defined in the Lease) or (2) Potential Default or, with respect to such Unit, Potential Event of Unit Termination under this Agreement or Potential Default (as defined in the Lease).

                  2.4 Powers of Agent. Agent shall have the right to act for and on behalf of Owner with full and complete authority to appear before each applicable Governmental Authority to resolve issues related to the platting, zoning and use of the Unit Premises, to obtain all Permits, to grant and obtain easements for the benefit of any Unit Premises or which are reasonably deemed necessary by Agent for the installation or operation of the Ammonia Project (provided that no such action shall contravene any provision of any Ground Lease) in all material respects in accordance with the Unit Plans, appoint, employ and deal with the architects, engineers, consultants and contractors, purchase and arrange for delivery of all materials, supplies, furniture, fixtures, and equipment, and to approve all related vouchers, invoices and statements. Notwithstanding the foregoing, Owner agrees to execute directly any and all such documents which Governmental Authorities do not permit to be exercised pursuant to a power of attorney or as Agent may reasonably deem to be necessary to effect the purposes of this Agreement. No payment shall be made for any property or services of such architects, engineers, consultants, or contractors relating to the acquisition, construction and equipping of any Unit without the prior approval of Agent, and each amount so approved and paid shall be in accordance with the Unit Budget, and shall be part of the Unit Acquisition Cost of such Unit. If Agent has unreasonably delayed or withheld giving the approvals required to make such payments, Owner may make payments to any architects, engineers, consultants, contractors, vendors or suppliers which are properly due and payable in accordance with the contracts with said parties, and any such payment so made shall be and become a part of the Unit Acquisition Cost of the Unit; provided, however, that Owner shall not make any such payment if it is subject to a Permitted Contest.

                  SECTION 3. ADVANCES

                  3.1 Agreement to Make Advances. Subject to the conditions and upon the terms herein provided, including, without limitation, that the Unit Budget not be exceeded, Owner agrees to make available to Agent advances from time to time for each Unit up to an aggregate principal amount for such Unit determined in accordance with the Unit Budget for such Unit and not in excess of the maximum amount per Unit set forth in subsection 2.2 hereof. Subject to the terms of this Agreement, Owner agrees to make (a) an Initial Advance with respect to a Unit in accordance with Section 4 of this Agreement, (b) Interim Advances from time to time in accordance with Section 5 of this Agreement, (c) a Final Advance in accordance with Section 6 of this Agreement and (d) Completion Advances in accordance with Section 7 of this Agreement.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  3.2 Procedure for Advances. Agent shall give Owner notice in accordance with Sections 4, 5, 6 and 7 hereof of its irrevocable request for an advance pursuant to this Agreement, specifying a Business Day on which such advance is to be made and the amount of the advance. Not later than 2:00 P.M. New York time on the date for the advance specified in such notice, provided that all conditions to that advance have been satisfied, Owner shall provide to Agent, or to such other party as may be designated by Agent, in immediately available funds, the amount of the advance then requested.

                  3.3 Determination of Amounts of Advances.

                  (a) Initial Advance. The amount of the Initial Advance with respect to a Unit shall be made within the limits of the Unit Budget and in accordance with the Acquisition Certificate, and shall be sufficient to pay in full all components of Unit Acquisition Cost paid or incurred to the date thereof including acquisition and closing costs of the respective Unit including, without limitation, the purchase price, survey and survey inspection charges, recording and filing fees, brokerage commissions, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, transfer fees and taxes that are customarily the responsibility of the purchaser, title insurance premiums, closing adjustments for taxes, utilities, and the like, escrow fees, if any, construction materials and existing structures, and the legal fees of Owner and Agent. All such costs for which the Initial Advance is requested shall be set forth in the Unit Budget attached to the Acquisition Certificate, and in the request for the Initial Advance.

                  (b) Interim Advances. Disbursements for the payment of or the reimbursement of Agent for components of Unit Acquisition Cost for a Unit shall be made upon the request of Agent from time to time, based upon the certifications of Agent contained in an Interim Advance Certificate. Owner shall have no obligation to make Interim Advances more often than once every seven (7) days.

                  (c) Final Advance. The amount of the Final Advance shall be made within the limits of the Unit Budget and in accordance with the Certificate of Substantial Completion, and shall be sufficient, subject to the provisions of paragraph (d) of this subsection 3.3, the payment of or the reimbursement of Agent for components of Unit Acquisition Cost in connection with Substantial Completion of the Unit, free of all Liens other than Permitted Liens. Owner shall have no obligation to make the Final Advance unless Owner is satisfied that all such costs as set forth in the Unit Budget, the Certificate of Substantial Completion, and the request for the Final Advance have been actually incurred, or in the case of punch list items will be incurred, in construction and equipping of the Unit, free of all Liens, except for Permitted Liens and shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (d) Completion Advances. The amount of each Completion Advance shall be made in accordance with and shall not exceed the amount set forth in the Certificate of Increased Cost, shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget, and shall be sufficient for payment in full of all costs that are properly capitalizable and that were not the subject of any previous advance with respect to such Unit. Owner shall have no obligation to make a Completion Advance unless Owner is satisfied that all such costs were reasonably estimated in the Unit Budget and are adequately set forth in the Certificate of Increased Cost and will be sufficient for payment in full of all costs with respect to such Unit.

                  3.4 Partial Advances. If any or all conditions precedent to any advance have not been satisfied on the applicable date for a requested advance, Owner, in its sole discretion, and with the consent of Assignee may, but shall have no obligation to, disburse a part of the requested advance.

                 SECTION 4. CONDITIONS PRECEDENT TO THE INITIAL
                         ADVANCE WITH RESPECT TO A UNIT

                  Owner's obligation to make the Initial Advance with respect to a Unit shall be subject both to the satisfaction of the conditions set forth in this Section 4 and to the receipt by Owner and any Assignee of the documents set forth in this Section 4, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner and any Assignee shall have at least five (5) Business Days to review the Acquisition Certificate and its attachments prior to making any Initial Advance.

                  The following are the documents to be received by Owner and the conditions to be satisfied:

                  (a) Lease. With respect to the first advance only under this Agreement, a fully executed copy of the Original Lease.

                  (b) Acquisition Certificate. A duly executed copy of the Acquisition Certificate the statements in which shall be true.

                  (c) Warranty Deed. Where fee title is being acquired by Owner, a photocopy of the executed purchase and sale agreement and the warranty deed to be executed and delivered at the closing of the acquisition of Owner's fee interest in such Unit Premises, conveying marketable title to Owner, free of all Liens other than Permitted Liens. For purposes of the Initial Advance, Permitted Liens shall not include any mechanics' liens or materialmen's liens, or any taxes, assessments, governmental charges or levies, except to the extent that such taxes, assessments, governmental charges or levies are due and payable but not yet delinquent, and have been properly apportioned with the seller at closing.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (d) Memorandum of Lease Agreement. Except with respect to the Ammonia Project, two original counterparts of a memorandum of lease agreement in the appropriate form for recording in the jurisdiction in which the Unit Premises is located, executed by Agent, as lessee, and otherwise reasonably acceptable to Owner and Assignee.

                  (e) Ground Lease. Where a leasehold interest is being acquired by Owner, a true and complete copy of the Site Lease, the Sublease and each other Ground Lease, including a true and complete copy of the legal description of the Unit Premises, executed or intended to be executed and delivered at the closing of the acquisition of Owner's leasehold interest, in a form approved by Owner, and complying in all respects with this Agreement and with Section 28 of the Lease, and not subject to any Liens other than Permitted Liens, along with a memorandum of ground lease in statutory recordable form and any necessary estoppel certificates, recognition and attornment agreements, confirmations, and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease. For purposes of the Initial Advance, Permitted Liens shall not include any taxes, assessments, governmental charges or levies, except to the extent that such taxes, assessments, governmental charges or levies are due and payable but not yet delinquent.

                  (f) Taxes. Certification by Agent that all past and current taxes and assessments (excluding those which are due and payable but not yet delinquent) applicable in respect of the acquisition of the Unit or any component thereof by Owner, its leasing to Agent, or otherwise in connection with the transactions contemplated hereby, and in respect of the Unit Premises have been paid in full.

                  (g) Title Information. A copy of the underlying documents of record affecting fee title to the Unit Premises from the appropriate Governmental Authority, or such other evidence in respect of title as Owner may reasonably request.

                  (h) Survey. A current survey or an update of an existing survey of the Unit Premises prepared by a licensed public land surveyor, and dated a date within one hundred eighty (180) days prior to the date of the Initial Advance.

                  (i) Availability of Access Rights and Utilities. Certification by Agent that all easements, licenses, rights of way, access rights and utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) (i) which are necessary and required during the construction period have been completed or will be available in such a manner as to assure Owner that construction will not be impeded by a lack thereof and (ii) which are necessary for the occupancy of the Unit and the installation of the Unit Improvements thereon and for the completion and operation of the Unit in

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         accordance with the Unit Plans are or will be completed in such a manner and at such a time as will assure the completion and operation of the Unit on or before the Unit Completion Date.

                  (j) Permits. Certification by Agent that all Permits and governmental approvals required for the construction of the Unit Improvements (other than the governmental approval of the Town and Country Planning Authority of the Republic of Trinidad and Tobago, which approval will be obtained in the normal course) have been or will be issued or obtained in such a manner as to assure Owner that construction will not be impeded by a lack thereof and all such Permits and governmental approvals required therefor which have been issued or obtained are in full force and effect.

                  (k) Opinions of Counsel for Agent. An opinion of counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee, and an opinion of counsel for Agent licensed in the Republic of Trinidad and Tobago, in form and substance reasonably satisfactory to Owner and Assignee.

                  (l) Construction Agreement. A fully executed and complete copy of the Construction Agreement.

                  (m) Consent and Acknowledgement Documentation. Fully executed originals of the Point Lisas Agreement, the PCS/NT Ltd. Agreement, the Ancillary Facility Agreement Consents and the Trinidad Government Agreement.

                  (n) Unit Plans. A copy of the Unit Plans satisfactory to Owner and Assignee.

                  (o) Unit Budget. A copy of the Unit Budget and certification by Agent that such Unit Budget is (i) true, complete and correct, (ii) accurately representative at the time of delivery of all expected costs to Owner of the Unit and (iii) within the dollar limits set forth in the first sentence of subsection 2.2 hereof.

                  (p) Certificates of Insurance. Certificates of insurance or other evidence reasonably acceptable to Owner certifying that the insurance then carried or maintained on the Unit required by subsection
         9.3 hereof complies with the terms of such subsection.

                  (q) Request for Advance. A duly executed AIA Document G722 (or substantially similar document), stating the total amount of the Initial Advance requested, the date on which the advance is to be made, the name, address and, if applicable, the escrow reference number of the escrow or closing agent or

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         party to whom the Initial Advance is to be tendered, wiring instructions and an itemization of the various costs constituting the amount of the Initial Advance in such detail as will be necessary to provide disbursement instructions to the escrow or closing agent, including, specifically, an accounting of all expenditures for costs shown on the Unit Budget for which payment or reimbursement is being requested with respect to the Unit. A form of AIA Document G722 is attached hereto as Exhibit N.

                  (r) Environmental Certificate and Report. An environmental certificate in substantially the form of Exhibit H hereto, duly executed by the general partner of Agent, and an environmental report satisfactory to Owner and any Assignee in all respects, prepared by the Environmental Consultant. If Owner or Assignee shall reasonably require additional assurance as to any matter or matters contained or not adequately addressed in such environmental report, Owner or Assignee may require that further investigation be conducted and a supplemental or additional environmental report with respect to such matter or matters, satisfactory to Owner and Assignee in all respects, be delivered.

                  (s) Use of Proceeds, No Liens and Representations of Agent.
         (i) All costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Unit of which Agent has knowledge that are not Permitted Liens, (iii) all representations and warranties made in this Agreement, in the Lease and in connection with the Initial Advance, are and remain true and correct in all material respects on and as of the date of the Initial Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and (iv) no Event of Default, Potential Default or, with respect to the Unit for which the Initial Advance is requested, Casualty Event, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

                  (t) Project Documents. With respect to the Ammonia Project, copies of each Project Document.

                  (u) Appraisal. With respect to the Ammonia Project, an appraisal prepared by Arthur Andersen & Co., which appraisal shall include (i) a "value in use" fair market valuation of at least $75,000,000 as at July 1, 1996 and (ii) a "value in use" fair market valuation of the Ammonia Project of at least $68,800,000 as at July 1, 2000.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (v) Assignment Agreement. With respect to the Ammonia Project, an executed Assignment Agreement with respect to each Ancillary Facility Agreement and the Gas Contract.

                  (w) Unit FF&E Specifications. A true and complete copy of the Unit FF&E Specifications with respect to the Unit.

                  SECTION 5. CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES
                                    AFTER THE INITIAL ADVANCE WITH RESPECT TO
                                    A UNIT

                  Owner's obligation to make any Interim Advance with respect to a Unit after the Initial Advance with respect to such Unit shall be subject to the satisfaction of the conditions set forth in this Section 5 and to the receipt by Owner and any Assignee of the documents set forth in this Section 5, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner and any Assignee shall have at least five (5) Business Days to review the Interim Advance Certificate and its attachments prior to making any Interim Advance.

                  The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

                  (a) Interim Advance Certificate. A duly executed Interim Advance Certificate the statements in which shall be true.

                  (b) Continuing Representations of Agent. All representations and warranties made in this Agreement, in the Lease, and in connection with the Interim Advance, are and remain true and correct in all material respects on and as of the date of the Interim Advance as if made on and as of the date of the Interim Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no Event of Default, Potential Default or, with respect to the Unit for which such Interim Advance is requested, Casualty Event, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

                  (c) Construction Progress. If reasonably requested in writing by Owner or any Assignee at least three (3) Business Days prior to the making of an Interim Advance, Owner shall have received and approved
         (i) an inspection report from an independent party satisfactory to Owner or any Assignee, if any, covering conformity of the work to the Unit Plans, quality of work completed, percentage of work completed and
         (ii) true copies of unpaid invoices, receipted

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         bills and Lien waivers, and such other reasonably available supporting information as Owner or any Assignee may reasonably request.

                  (d) Evidence of Compliance. Agent shall furnish Owner and any Assignee with such additional or updated documents, reports, certificates, affidavits and other information, in form and substance reasonably satisfactory to Owner and any Assignee in its reasonable judgment, as Owner and any Assignee may reasonably require to evidence compliance by Agent with all of the provisions of this Agreement.

                  (e) Request for Advance. A duly executed AIA Document G722 (or a substantially similar document), stating the total amount of the Interim Advance requested, the date on which such Interim Advance is to be made, and a specific breakdown of items and costs for which the Interim Advance is being made.

                  (f) No Other Security Interests. All materials and fixtures incorporated in the construction of the Unit Improvements have been purchased so that title thereto or a leasehold interest therein, as the case may be, shall have vested in Owner immediately upon delivery thereof to the Unit Premises, except for Permitted Liens, and Agent shall have produced and furnished, if requested in writing by Owner at least three (3) Business Days prior to the making of an Interim Advance, the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto or a leasehold interest therein is claimed; provided that, if Agent does not have any documents under which title thereto or a leasehold interest thereon is claimed, upon Owner's request, Agent shall use commercially reasonable efforts to obtain such documents.

                  (g) Statement of Expenditures. If requested in writing by Owner, Agent or any General Contractor shall supply Owner with a statement setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor, subcontractor or Person furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements.

                  (h) Political Risk Insurance. Evidence reasonably acceptable to Owner that the political risk insurance required by paragraph (d) of Section (10) of the Lease has been obtained.

                  SECTION 6. CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO A UNIT

                  Owner's obligation to make the Final Advance with respect to a Unit shall be subject to the satisfaction of the conditions set forth in this
Section 6 and to the

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



receipt by Owner and any Assignee of the documents set forth in this Section 6, in each case in form and substance reasonably satisfactory to Owner and any Assignee. When all of the conditions set forth in this Section 6 shall have been satisfied to the reasonable satisfaction of Owner and any Assignee, Substantial Completion of a Unit shall be deemed to occur. Owner and any Assignee shall have at least five (5) Business Days to review the Certificate of Substantial Completion and its attachments prior to making a Final Advance.

                  The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

                  (a) Certificate of Substantial Completion. A duly executed Certificate of Substantial Completion the statements in which shall be true.

                  (b) Construction and Equipping of the Unit. The Unit Improvements (including all interior finish work, but exclusive of punch list items) have been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent.

                  (c) Permits. All Permits and governmental approvals (other than the governmental approval of the Town and Country Planning Authority of the Republic of Trinidad and Tobago, which approval will be obtained in the normal course) with respect to the Unit shall have been issued or obtained and shall be in full force and effect.

                  (d) Liens. The Unit, including interior finish work, has been completed as contemplated in paragraph (b) above, free of all Liens, except for Permitted Liens (all of which are to be itemized as to the nature, amount, claimant and status), and there are no current Permitted Contests with respect to the Unit (or, if any, the nature, amount, claimant and status thereof).

                  (e) Final Survey. A final survey showing the completed Unit Improvements, all easements on the Unit Premises, and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit Premises.

                  (f) Utilities. Connection has been made to all appropriate utility facilities and the Unit Improvements are ready for occupancy and operation.

                  (g) Continuing Representations of Agent. All representations and warranties made in this Agreement, in the Lease, and in connection with the Final Advance are to remain true and correct in all material respects on and as of the date of the Final Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) as if made on and as of

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         the date of the Final Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Casualty Event, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

                  (h) AFL Unit Leasing Record. An AFL Unit Leasing Record prepared and duly executed by Agent. All Unit Premises and Unit Improvements included in the Ammonia Project shall be included on one
         (1) AFL Unit Leasing Record.

                  (i) Request for Advance. A duly executed AIA Document G722 (or a substantially similar document), stating the total amount of the Final Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Final Advance is to be made.

                  SECTION 7. CONDITIONS PRECEDENT TO COMPLETION ADVANCES WITH RESPECT TO A UNIT

                  Owner's obligation to make Completion Advances with respect to a Unit shall be subject to the satisfaction of the conditions set forth in this
Section 7 and to the receipt by Owner and any Assignee of the documents set forth in this Section 7, in each case in form and substance reasonably satisfactory to Owner and Assignee. The amount of a Completion Advance shall not cause the Unit Acquisition Cost of a Unit to exceed the Unit Budget. The proceeds of a Completion Advance shall be used to pay in full all costs relating to completion of such Unit for which Agent has received invoices subsequent to such Effective Date. Owner and any Assignee shall have at least five (5) Business Days to review the Certificate of Increased Cost and its attachments prior to making such Completion Advance.

                  The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

                  (a) Certificate of Increased Cost. A duly executed Certificate of Increased Cost the statements in which shall be true.

                  (b) Continuing Representations of Agent. All representations and warranties made in this Agreement, in the Lease, and in connection with the Completion Advance are and remain true and correct in all material respects on and as of the date of such Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) as if made on and as of the date of such Completion Advance and no Event of Default, Potential Default or, with respect to the Unit for which such

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         Completion Advance is requested, Casualty Event, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

                  (c) Request for Advance. A duly executed AIA Document G722 (or a substantially similar document), stating the total amount of the Completion Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which such Completion Advance is to be made.

                  (d) Revised AFL Unit Leasing Record. A revised AFL Unit Leasing Record prepared by Agent pursuant to subsection 2.3(b) hereof.

                  (e) Representations of Guarantor. All representations and warranties of the Guarantor in the PCS Guaranty are and remain true and correct in all material respects on and as of the date of such Completion Advance as if made on and as of the date of such Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no default under the PCS Guaranty has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

                  SECTION 8.        REPRESENTATIONS AND WARRANTIES OF
                                    AGENT

                  Agent represents and warrants to Owner on the date hereof and on the date of each advance occurring after the date hereof that:

                  8.1 Partnership Matters. Agent (i) has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, (ii) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under this Agreement and any other Operative Document to which it is or is to be a party and to consummate the transactions contemplated hereby and by the other Operative Documents and (iii) to the best of its knowledge after due inquiry, is duly qualified to do business as a foreign limited partnership in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business or the consummation of the transactions contemplated hereby and by the other Operative Documents requires such qualification, except where the failure to so qualify would not materially impair the ability of Agent to perform its obligations hereunder or under the other Operative Documents. The sole general partner of Agent on the date hereof is PCS Nitrogen Fertilizer Operations, Inc.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  8.2 Power and Authority. The consummation by Agent of the transactions contemplated by the Operative Documents and the execution, delivery of and performance and observance by Agent of its obligations under this Agreement and the other Operative Documents to which it is or is to be a party have been duly authorized by all necessary action on the part of the partners of Agent. None of the execution, delivery and performance by Agent of this Agreement or any other Operative Document to which Agent is or is to be a party will result in any violation of any term of the certificate of limited partnership or the partnership agreement of Agent, or require the approval or consent of any limited partner or general partner of Agent except such as have been obtained prior to the date hereof and will not conflict with or result in a breach in any material respect of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of Agent under, any indenture, mortgage or other agreement or instrument to which Agent is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over Agent or any of its activities or properties.

                  8.3 Binding Agreement. Each of this Agreement and each other Operative Document to which Agent is or is to be a party has been duly authorized and has been or will be duly executed and delivered by Agent and, assuming the due authorization, execution and delivery of this Agreement and any other such Operative Document by the parties thereto other than Agent, this Agreement is, and each such other Operative Document when executed and delivered will be, the legal, valid and binding obligation of Agent, enforceable against Agent according to their terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  8.4 No Litigation. Except as disclosed in the most recent audited financial statements of the Guarantor and its consolidated subsidiaries, the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of the Guarantor and its consolidated subsidiaries and the Quarterly Report on Form 10-Q for the Fiscal Quarter ended March 31, 1997 of the Guarantor and its consolidated subsidiaries, there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the knowledge of Agent, threatened against or affecting Agent or any property or rights of Agent which questions the enforceability of this Agreement or any other Operative Document or which affects any or relates to any Unit Premises, Unit Improvements, Unit FF&E or Unit or which, if adversely determined, would have a reasonable possibility of causing a material adverse impact on the business of Agent in the aggregate or would materially impair the ability of Agent to perform its obligations hereunder or under any other Operative Document.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  8.5 Consents, Approvals, Authorizations, Etc. There are no consents, licenses, orders, authorizations, approvals, waivers, extensions or variances of, or notices to or registrations or filings with (each a "Governmental Action"), any Governmental Authority or public body or authority in any jurisdiction which are or will be required in connection with or are necessary to the valid execution, delivery and performance of this Agreement or any other Operative Document or any Governmental Action (i) which is or will be required in connection with any participation by Owner in the transactions contemplated by, or the exercise of remedies or the enforcement of rights by Owner under, this Agreement or any other Operative Document, any bill of sale, deed, assignment, assumption, ownership agreement, or operating agreement relating to any Unit Premises, Unit Improvements, Unit FF&E or Unit or (ii) which is or will be required to be obtained by Owner, Agent, any Assignee or an Affiliate of the foregoing, during the term of this Agreement, with respect to any Unit Premises, Unit Improvements, Unit FF&E or Unit except the Governmental Action of the Town and Country Planning Authority of the Republic of Trinidad and Tobago, which Governmental Action Agent reasonably believes will be obtained in the normal course, and such other Governmental Actions (A) as have been duly obtained, given or accomplished, with true copies thereof delivered to Owner,
(B) as may be required by applicable law not now in effect, (C) which, individually or in the aggregate, if not obtained or effected, (x) will not place either Owner or any Assignee in any danger of any monetary civil liability for which Owner or any Assignee is not adequately indemnified (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a failure to comply therewith, (y) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof, and (z) will not materially impair the ability of Agent to perform its obligations hereunder, (D) as may be required for the construction or operation of the Ammonia Project and have been or will be timely obtained or (E) which may be required as a result of the business, properties or activities of Owner, any Assignee or any Affiliate of the foregoing and which are not solely dependent on the nature of the Unit Premises, Unit Improvements, Unit FF&E or Units or the business of Agent.

                  8.6 Compliance with Legal Requirements and Insurance Requirements. The construction, operation, use, and physical condition of each Unit Premises, the Unit Improvements, Unit and item of Unit FF&E comply with all Legal Requirements and Insurance Requirements; except any Legal Requirements, the non-compliance with which, individually or in the aggregate, (i) will not place either Owner or any Assignee in any danger of any monetary civil liability which Owner or any Assignee is not adequately indemnified for (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a failure to comply therewith and (ii) will not

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof.

                  8.7 No Default. Neither Agent nor the Guarantor is in violation of or in default under or with respect to any Legal Requirement in any respect which could have a materially adverse effect on the business, operations, properties or financial or other condition of Agent or the Guarantor, or which could materially adversely affect the ability of Agent to perform its obligations under this Agreement or any other Operative Document to which Agent is a party or the ability of the Guarantor to perform its obligations under the PCS Guaranty.

                  8.8 Ownership; Liens. No Unit Premises, Unit Improvements, Unit FF&E or Unit is subject to any Lien, except for Permitted Liens.

                  8.9 Financial Statements. Agent has furnished to Owner copies of the annual audited financial statements of the Guarantor and its consolidated subsidiaries for the fiscal year ended December 31, 1996, the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of the Guarantor and its consolidated subsidiaries and the Quarterly Report on Form 10-Q for the Fiscal Quarter ended March 31, 1997 of the Guarantor and its consolidated subsidiaries. The financial statements contained in such documents fairly present in all material respects the financial position, results of operations and statements of cash flows of the Guarantor and its consolidated subsidiaries taken as a whole as of the dates and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as stated therein or in the notes thereto.

                  8.10 Changes. Since March 31, 1997, there has been no material adverse change in the financial condition or business of the Guarantor and its consolidated subsidiaries taken as a whole nor any change which would materially impair the ability of Agent to perform its obligations under this Agreement or any other Operative Document to which Agent is a party or the ability of the Guarantor to perform its obligations under the PCS Guaranty.

                  8.11 Suitability of Each Unit Premises. Each Unit Premises is suitable in all material respects (including, without limitation, ground conditions, utilities, and condition of title) for the construction and operation of the related Unit Improvements in all material respects in accordance with the related Unit Plans.

                  8.12 ERISA.

                  (a) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (b) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90 percent, other than with respect to Plans whose unfunded current liability does not exceed $1,000,000 in the aggregate, and there has been no material adverse change in the funding status of any such Plan since such date.

                  (c) Agent has not incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                  (d) Agent has not been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (e) Except as set forth in the financial statements referred to in subsection 8.9 hereof, Agent and its Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

                  (f) The execution and delivery of this Agreement will not involve any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

                  8.13 Ground Lease. Each Ground Lease is a Mortgageable Ground Lease, except to the extent agreed to in writing by Owner and Assignee, and is in full force and effect and has not been modified, amended or changed in any manner that has not been approved in writing by Owner, nor is there any material default under any Ground Lease nor event which, with the giving of notice or the passage of time or both, would constitute a default under such Ground Lease, nor to the best knowledge of Agent has any party under any Ground Lease commenced any action or given or received any notice for the purpose of terminating any Ground Lease.

                  8.14 Operating Agreement. The Operating Agreement has been duly authorized, executed and delivered by the Operator and, assuming the due authorization, execution and delivery of the Operating Agreement by Owner, is a legal, valid and binding obligation of the Operator, enforceable according to its terms.

                  8.15 Gas Contract. The Gas Contract has been duly authorized, executed and delivered by an Affiliate of the Agent and, assuming the due authorization, execution and delivery of the Gas Contract by the National Gas Company of Trinidad and Tobago Limited, is a legal, valid and binding obligation of such Affiliate of Agent, enforceable according to its terms.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  8.16 Ancillary Facility Agreements. Each Ancillary Facility Agreement has been duly authorized, executed and delivered by Agent or an Affiliate of Agent and, assuming the due authorization, execution and delivery of each Ancillary Facility Agreement by the parties thereto other than Agent or an Affiliate of Agent, is a legal, valid and binding obligation of Agent or such Affiliate, enforceable according to its terms.

                  8.17 PCS Guaranty. The PCS Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor according to its terms, subject to bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally and equitable principles.

                  SECTION 9. AFFIRMATIVE COVENANTS

                  Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall keep and perform fully each and all of the following covenants:

                  9.1 Performance under Other Agreements. Agent shall duly perform and observe in all material respects all of the covenants, agreements and conditions on its part to be performed and observed hereunder and under each other Operative Document to which it is a party, except to the extent that Agent's obligation in respect of such covenant, agreement or condition may be subject to a Permitted Contest.

                  9.2 No Encroachments. The Unit Improvements shall be constructed entirely on the related Unit Premises and shall not encroach upon or overhang (unless consented to by the affected property owner or permitted by the terms of any easement, license or right-of-way agreement) any easement or right-of-way or the land of others, and when erected shall be wholly within any building restriction lines, however established. If Owner shall have a reasonable basis to believe any Unit Improvements are not in compliance with this subsection 9.2, Owner may request, and Agent shall furnish from time to time satisfactory evidence of compliance with the foregoing covenants, including, without limitation, a survey prepared by a surveyor or engineer. If any discrepancies exist between the legal description set forth on the survey described in Section 4(h) hereof and the final as-built survey described in
Section 6(f) hereof, Owner and Agent shall cooperate, at Agent's expense, in amending the legal descriptions in all recorded documents creating or encumbering or otherwise affecting the Unit Premises, including, without limitation, any easements, to reflect the correct as-built description.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  9.3 Insurance.

                  (a) Insurance with respect to each Unit Premises, the Unit Improvements, Unit FF&E and Unit. Agent will maintain or cause to be maintained on each Unit Premises, the Unit Improvements, Unit FF&E and Unit insurance of the same types, in the same amounts and on the same terms and conditions as the insurance required by paragraph (c) through (l) of Section 10 of the Lease, except that the terms "Owner", "Agent" and "this Agreement" shall substitute for the terms "the Lessor", "the Lessee" and "this Lease", respectively, the phrase "Unit Premises, Unit Improvements, Unit FF&E and Unit" shall substitute for the phrase "Parcel of Property" or "Property", references to "Equipment" or "Unit of Equipment" shall be deemed deleted, and the phrase "Unit Acquisition Cost" shall substitute for the phrase "Acquisition Cost"; provided that in lieu of the insurance required by paragraph (c)(i) of Section 10 of the Lease, Agent shall, as Owner's agent, maintain or cause to be maintained for Owner All Risk Builders' Risk Completed Value Non-Reporting Form Insurance, including collapse coverage and fire insurance with extended coverage, in an amount not less than one hundred percent (100%) of the completed insurable value of the respective Unit Improvements and Unit FF&E. The term "completed insurable value" as used herein means the actual replacement cost, including the cost of debris removal, but excluding the cost of constructing foundation and footings. Such insurance may provide for such deductibles and Agent may self-insure with respect to the required coverage to the extent consistent with Agent's customary practice with respect to similar property owned by Agent.

                  (b) Use or Operation of Unit Premises, Unit Improvements, Unit FF&E or Unit. Agent covenants that it will not use, carry on construction with respect to, or occupy any Unit or permit the use, construction, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E or Unit at a time when the insurance required by paragraph (a) of this subsection is not in force with respect to such Unit Premises, Unit Improvements, Unit FF&E or Unit.

                  (c) Construction Bonding. In order to secure the performance by the General Contractor for the Ammonia Project of its obligations under its Construction Agreement, Agent shall furnish to Owner and maintain the Construction Agreement Surety in such amounts and for such durations as may be required pursuant to such Construction Agreement.

                  9.4 Inspection. Upon at least five (5) Business Days' written notice (or upon two (2) Business Days' written notice if an Event of Default shall have occurred and be continuing), Owner or Assignee or any authorized representatives of either of them, shall have during reasonable business hours the right of entry and free access to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and the right to inspect all work done, labor performed and materials furnished in and about each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and at

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



reasonable times the right to inspect all contracts of Agent relating to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit, but neither Owner nor any Assignee shall have any duty to make any such inspection; provided that Agent shall be permitted to withhold from Owner or any Assignee any information with respect to its business or work products not related to any Unit Premises, Unit Improvements, Unit FF&E or Unit. Owner may recover from Agent (i) the reasonable costs and expenses associated with any inspection of the Ammonia Project during the period from the date of this Agreement until the Lease Termination Date (as defined in the Lease) with respect thereto, in an amount not to exceed, when aggregated with the expenses referred to in clause (i) of paragraph (d) of Section 8 of the Lease, $100,000 in the aggregate, and (ii) the reasonable costs and expenses associated with any such inspection which are incurred following the occurrence and during the continuation of any Event of Default throughout the term of this Agreement.

                  9.5 Expenses. Agent shall pay, whether or not Owner is obligated to make any Advance under Sections 3 through 7 hereof, upon demand all obligations, costs and expenses incurred in good faith by Owner with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder and the prosecution or defense of any action or proceeding or other litigation affecting Agent or any Unit Premises, Unit Improvements, Unit FF&E or Unit, including (without limiting the generality of the foregoing) all Financing Costs not capitalized by Owner in Unit Acquisition Cost and amounts required to reimburse Owner for its obligations, costs and expenses arising in connection with the termination of any Credit Agreement (whether as a result of a default thereunder or otherwise), costs incurred in connection with obligations of Owner under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement, including without limitation costs incurred by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates, title and conveyancing charges, recording and filing fees and taxes, title search fees, rent under the Ground Leases, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), brokerage commissions, finders' fees, placement fees, court costs, surveyors', photographers', appraisers', architects', engineers', accountants' and reasonable attorneys' fees and disbursements, and will reimburse to Owner all expenses paid by Owner of the nature described in this subsection 9.5 which have been or may be incurred by Owner with respect to any and all of the transactions contemplated herein. In the event Agent shall fail to reimburse Owner within ten (10) Business Days after presentation of a bill and demand for payment therefor, Owner may pay or deduct from the advances to be made any of such expenses and any proceeds so applied shall be deemed advances under this Agreement, and deducted from the total funds available to Agent under this Agreement. Notwithstanding anything to the contrary contained in the foregoing, Agent shall not be required to reimburse Owner for any of the foregoing obligations, costs and expenses which constitute properly capitalizable costs under

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



generally accepted accounting principles. Expenses incurred by Owner (including, without limitation, Financing Costs) in financing obligations, costs and expenses pending allocation as a capitalized cost to a Unit shall be payable by Agent hereunder, if not capitalized by Owner. Agent shall not be required to pay any start-up costs associated with the commencement of operations at the Ammonia Project or any related operating costs associated with the Ammonia Project, which costs and expenses shall be borne by the Operator under the Operating Agreement.

                  9.6 Certificates; Other Information. Agent shall furnish to
Owner:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 9.6(b) hereof, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, Agent during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition contained in this Agreement and in the Construction Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Event of Default or Potential Default except as specified in such certificate;

                  (b) from time to time, (i) promptly upon their becoming available (but in any event, within 120 days after the end of each fiscal year with respect to annual statements and within 90 days after the end of each fiscal quarter with respect to quarterly statements), copies of the annual audited financial statements of the Guarantor and its consolidated subsidiaries and the quarterly unaudited financial statements (balance sheet, income statement and cash flow statement) of the Guarantor and its consolidated subsidiaries, (ii) promptly upon request, such other information with respect to Agent's or the Guarantor's operations, business, property, assets, financial condition or litigation as Owner shall reasonably request, (iii) promptly after a Responsible Officer of Agent obtains knowledge of any Event of Default or Potential Default or Event of Unit Termination or Potential Event of Unit Termination or Casualty Event, a certificate of a Responsible Officer of Agent specifying to the extent known the nature and period of existence of such Event of Default or Potential Default or Event of Unit Termination or Potential Event of Unit Termination or Casualty Event, and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto and (iv) promptly after a Responsible Officer of Agent obtains knowledge of any material adverse change in the financial condition or business of Agent or the Guarantor or of any litigation of the type described in subsection 8.4 hereof, a certificate of a Responsible Officer of Agent describing such change or litigation as the case may be.

                  9.7 Conduct of Business and Maintenance of Existence. Agent shall preserve, renew and keep in full force and effect its existence as a limited partnership

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



(except as otherwise permitted herein), and take all reasonable action to maintain all rights, privileges and franchises material to the conduct of its business, and comply with all Legal Requirements; except any Legal Requirements, the non-compliance with which, individually or in the aggregate, (i) will not place either Owner or any Assignee in any danger of any monetary civil liability which Owner or any Assignee is not adequately indemnified for (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a failure to comply therewith and (ii) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof; provided, however, that nothing contained in this subsection
9.7 shall prevent Agent from ceasing or omitting to exercise any rights, privileges or franchises which in the reasonable judgment of Agent can no longer be profitably exercised or prevent Agent from selling, abandoning or otherwise disposing of any property, the retention of which in the reasonable judgment of Agent is inadvisable in relation to the business of Agent, or prevent any liquidation of any subsidiary of Agent, or any merger, consolidation or sale, permitted by the provisions of subsection 10.2 hereof.

                  9.8 Notices. Agent shall give notice to Owner promptly upon the occurrence of:

                  (a) any notice given by or to Agent pursuant to any of the Construction Documents that a default has occurred thereunder;

                  (b) any condition which results or is reasonably likely to result in a Force Majeure Delay in completion of the Unit Improvements that is reasonably likely to extend the Unit Completion Date (without taking into account any Force Majeure Delay);

                  (c) any "Event of Default" or "Potential Default" under the Lease; and

                  (d) notices received from the lessor under any Ground Lease.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, Agent proposes to take with respect thereto.

                  9.9 Legal Requirements and Insurance Requirements. Agent shall comply with every Insurance Requirement and Legal Requirement affecting (i) the execution, delivery and performance of this Agreement and the Construction Documents to which Agent is a party and (ii) any Unit Premises, Unit Improvements, item of Unit FF&E or Unit, and Agent will not do or permit any act or thing which is

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



contrary to any Insurance Requirement or which is contrary to any Legal Requirement; except any Legal Requirements, the non-compliance with which, individually or in the aggregate, (i) will not place either Owner or any Assignee in any danger of any monetary civil liability which Owner or any Assignee is not adequately indemnified for (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a failure to comply therewith and (ii) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof.

                  9.10 Payment of Taxes. With respect to any Unit Premises, Unit Improvements, Unit FF&E or Unit, Agent shall make all required reports to the appropriate taxing authorities and Owner shall capitalize and include as an element of Unit Acquisition Cost of a Unit during the term of this Agreement the taxes that Agent would be required to pay if such Unit Premises, Unit Improvements or Unit was a Parcel of Property under paragraph (c) of Section 9 of the Lease.

                  9.11 Filings, Etc. Agent shall promptly and duly execute, deliver, file, and record, all such documents, statements, filings, and registrations, and take such further action as Owner or any Assignee shall from time to time reasonably request and shall install such signs or other markings as shall be required by any applicable Legal Requirement in order to establish, perfect and maintain Owner's or any Assignee's title to and interest in any Unit Premises, Unit Improvements, Unit FF&E and any Unit and any Assignee's interest in this Agreement, any Unit Premises, Unit Improvements, Unit FF&E or any Unit as against Agent or any third party in any applicable jurisdiction. All costs and expenses arising out of Agent's obligations under this subsection 9.11 shall be capitalized by Owner and included as an element of Unit Acquisition Cost of a Unit.

                  9.12 Use of Proceeds. The proceeds of each advance shall be used by Agent for payment of costs specified in the applicable request for the advance and in accordance with the respective Unit Budget or to reimburse Agent for any such costs paid by Agent.

                  9.13 Compliance with Other Requirements. Agent shall use every commercially reasonable precaution to prevent loss or damage to any Unit Premises, Unit Improvements, Unit FF&E, or any Unit and to prevent injury to third Persons or property of third Persons. Agent shall cooperate fully with Owner and any additional insured or loss payee and all insurance companies providing insurance pursuant to subsection 9.3 hereof in the investigation and defense of any claims or suits arising from the ownership or operation of equipment or ownership, use, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E or any Unit and Owner and any Indemnified Person shall comply, at the expense of Agent, with all reasonable requests

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



for assistance of Agent and any insurance companies in connection therewith; provided that nothing contained in this subsection shall be construed as imposing on Owner any duty to investigate or defend any such claims or suits. Agent shall comply and shall use reasonable efforts to cause all Persons operating equipment on, using or occupying any Unit Premises, Unit Improvements, Unit FF&E, or any Unit to comply with every Insurance Requirement and Legal Requirement regarding acquiring, titling, registering, leasing, subleasing, insuring, using, occupying, operating and disposing of any Unit Premises, Unit Improvements, Unit FF&E, or any Unit, and, if applicable, the licensing of operators thereof; except any Legal Requirements, the non-compliance with which, individually or in the aggregate, (i) will not place either Owner or any Assignee in any danger of any monetary civil liability which Owner or any Assignee is not adequately indemnified for (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a failure to comply therewith and (ii) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof.

                  9.14 Site Lease. Agent agrees to pay or cause to be paid, on or before the first Business Day of each calendar year, all rent to be due under the Site Lease for such calendar year.

                  9.15 Consent Agreements. Agent agrees to deliver to Owner and Assignee, on or before the date that is one hundred twenty (120) days from the date of this Agreement, an executed copy of each consent with respect to each of the Assignment Agreements listed on Schedule I.

                  SECTION 10.       NEGATIVE COVENANTS

                  Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall not directly or indirectly:

                  10.1 Changes in Unit Plans or Unit Budget.

                  (a) Modify or supplement in any material respect any Unit Plans or any Unit Budget without the prior written consent of Owner (which consent will not be unreasonably withheld or delayed) and all Governmental Authorities which previously have approved the matters to be changed, if the effect of the failure to obtain such consent will, (i) place either Owner or any Assignee in any danger of any monetary civil liability for which Owner or any Assignee is not adequately indemnified for (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or subject Owner or any Assignee to any criminal liability as a result of a

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



failure to comply therewith, (ii) result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or in any material risk of the loss, sale or forfeiture or loss of use of any thereof, or (iii) materially impair the ability of Agent to perform its obligations hereunder or
(b) receive advances with respect to a Unit which exceed the Unit Budget for such Unit.

                  10.2 Prohibition of Fundamental Changes. Consolidate with or merge into any other Person as such prohibition is set forth in Section 26 of the Lease, except that the term "Owner" shall substitute for the term "the Lessor" and the term "Agent" shall substitute for the term "the Lessee".

                  10.3 Acquire Fee or Leasehold Interest. Acquire a fee or leasehold interest on behalf of Owner in any Unit Premises other than the Project Parcel until Agent has delivered all documents required by Section 4 hereof and in the reasonable judgment of Owner satisfied the conditions set forth in such Section 4.

                  10.4 Assignment of Obligations. Except as provided in subsection 2.1 hereof, assign its obligations hereunder to any other party.

                  SECTION 11. EVENTS OF DEFAULT, EVENTS OF UNIT TERMINATION AND CASUALTY EVENTS

                  11.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default:

                  (a) Failure to Make Payments. Failure of Agent to make any payment required by Section 11.2(e), 11.4(a), 11.6 or 19 hereof when due or failure by Agent to pay any other amount due hereunder for more than fifteen (15) days after written demand for such other payment.

                  (b) Unauthorized Assignments, Etc. Except as provided in subsection 2.1 hereof, assignment by Agent of any interest in this Agreement or any advance to be made hereunder or any interest in either.

                  (c) Misrepresentations. Any representation or warranty made or deemed made or certified to by Agent in this Agreement or any Operative Document or which is contained in any certificate, document or financial or other statement furnished under or in connection with this Agreement shall prove to have been false or inaccurate in any material respect on or as of the date made or deemed made.

                  (d) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief in respect of Agent or the Guarantor by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian,

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         trustee, sequestrator (or other similar official) of Agent or the Guarantor or of any substantial part of Agent's or the Guarantor's property, or ordering the winding up or liquidation of Agent's or the Guarantor's affairs, in an involuntary case under the U.S. Federal Bankruptcy Code, as now or hereafter constituted, the Bankruptcy and Insolvency Act (Canada), as now or hereafter constituted, or any other applicable federal, state or provincial bankruptcy, insolvency, reorganization, composition or other similar law of any jurisdiction; or the commencement against Agent or the Guarantor of an involuntary case under the U.S. Federal Bankruptcy Code, as now or hereafter constituted, the Bankruptcy and Insolvency Act (Canada), as now or hereafter constituted, or any other applicable federal, state or provincial bankruptcy, insolvency, reorganization, composition or other similar law of any jurisdiction, and the continuance of any such case unstayed and in effect for a period of 60 consecutive days.

                  (e) Voluntary Bankruptcy, Etc. Entry or deemed entry of an order for relief in any case under the U.S. Federal Bankruptcy Code, as now or hereafter constituted or the Bankruptcy and Insolvency Act (Canada), as now or hereafter constituted, involving Agent or the Guarantor or the suspension or discontinuance of Agent's or the Guarantor's business operations, Agent's or the Guarantor's insolvency (however evidenced) or Agent's or the Guarantor's admission of insolvency or bankruptcy, or the commencement by Agent or the Guarantor of a voluntary case under the U.S. Federal Bankruptcy Code, as now or hereafter constituted, the Bankruptcy and Insolvency Act (Canada), or any other applicable federal, state or provincial bankruptcy, insolvency, reorganization, composition or other similar law of any jurisdiction, or the consent by Agent or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Agent or the Guarantor or of any substantial part of Agent's or the Guarantor's property, or the making by Agent or the Guarantor of an assignment for the benefit of creditors, or the failure of Agent or the Guarantor generally to pay its debts as such debts become due, or the taking of partnership or other action by or on behalf of Agent or the Guarantor in furtherance of any such action.

                  (f) Negative Covenants. Agent shall default in the performance or observance of any agreement, covenant or condition contained in
         Section 10 hereof.

                  (g) Other Defaults. Agent shall default in the performance or observance of any other term, covenant, condition or obligation contained in this Agreement or any other Operative Document (except a Ground Lease), and if such default is capable of cure, such default shall continue for thirty (30) days after written notice shall have been given to Agent by Owner specifying such

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         default and requiring such default to be remedied; provided that, if such default is of a nature that it is capable of being cured, but not within such thirty (30) day period, and Agent shall have diligently commenced curing such default within such thirty (30) day period and Agent shall have proceeded diligently and in good faith thereafter to complete curing such default, such thirty (30) day period shall be extended to one hundred eighty (180) days; provided further that an Event of Unit Termination and a Casualty Event shall not constitute an Event of Default hereunder.

                  (h) Default under Lease. An Event of Default (as defined in the Lease) shall occur under the Lease or the Lease shall be terminated or otherwise cease to be in full force and effect.

                  (i) Payment of Obligations. An Event of Default (as defined in the PCS Term Credit Agreement) shall occur under the PCS Term Credit Agreement. Other than as disclosed in Schedule H to the PCS Term Credit Agreement, an event of default (after the expiry of all applicable grace periods) under any one or more agreements, indentures or instruments under which the Guarantor or any of its Material Subsidiaries has outstanding Debt in excess of Cdn. $40,000,000 or the U.S. Dollar Equivalent thereof shall happen and be continuing without being cured or discharged by repayment, or any Debt of the Guarantor or any of its Material Subsidiaries in excess of Cdn. $40,000,000 or the U.S. Dollar Equivalent thereof which is payable on demand is not paid on demand.

                  (j) Defaults under any Ground Lease. Agent shall fail to observe or perform, after the expiration of any applicable grace period, any material term, covenant or condition of any Ground Lease relating to a Unit Premises, to be observed or performed, unless any such observance or performance shall have been waived or not required by the landlord under such Ground Lease, or if any one or more of the events referred to in the Site lease, the Sublease or any Ground Lease shall occur which would cause the Site Lease, the Sublease or such Ground Lease to terminate without notice or action by the landlord thereunder or which would entitle the landlord under the Site Lease, the Sublease or such Ground Lease to terminate the Site Lease, the Sublease or such Ground Lease and the term thereof by the giving of notice to Owner without opportunity to cure, as tenant thereunder, or if any of the terms, covenants or conditions of the Site Lease, the Sublease or any Ground Lease shall in any manner be modified, changed, terminated, supplemented, altered or amended in any material respect without the consent of Owner and any Assignee.

                  (k) Gas Contract; Ancillary Facility Agreements; PCS Guaranty. The Gas Contract, any Ancillary Facility Agreement, the PCS Guaranty or any other Operative Document shall be modified, changed, terminated,

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         supplemented, altered or amended in any material respect without the consent of Owner and Assignee.

                  (l) PCS Guaranty. (i) The PCS Guaranty ceases to be in full force and effect prior to the termination thereof in accordance with its terms, or (ii) the Guarantor defaults in the performance of any obligation or covenant contained in the PCS Guaranty, after required notice of such default shall have been given, and any applicable grace period shall have expired.

                  (m) Guarantor Representations. Any representation or warranty made by the Guarantor in the PCS Guaranty or in any document contemplated hereby or thereby proves to be false, misleading or inaccurate in any material respect on or as of the date made or deemed made.

                  (n) The Guarantor ceases to directly or indirectly own all of the outstanding partnership interests of Agent and issued and outstanding shares of the capital stock of PCS Nitrogen Fertilizer Operations, Inc.

                  11.2     Owner's Rights upon an Event of Default.

                  (a) Upon the occurrence and continuation of any Event of Default Owner may, in addition to exercising any other rights and remedies available to it under applicable law, do any one or more of the following (if, within fifteen (15) Business Days of receipt by Agent of an Event of Default Notice (as defined in Section 19 hereof), Agent has not made a request to purchase all Unit Premises, Unit Improvements, Unit FF&E or Units under Section 19 or, if Agent has so made such a request but has not consummated within thirty
(30) Business Days of receipt of the Event of Default Notice such purchase in full compliance with Section 19):

                  (i) Terminate this Agreement and/or Owner's obligations to make any further advances hereunder by written notice to Agent, subject to the maximum amount Owner shall be entitled to recover from Agent, as described in paragraph (f) of this subsection 11.2;

                  (ii) Take immediate possession of any Unit Premises, Unit Improvements, Unit FF&E and Unit and remove any equipment or property of Owner in the possession of Agent, wherever situated, and for such purpose, enter upon any Unit Premises, Unit Improvements or Unit without liability to Agent for so doing; provided that the taking of possession of any Unit Premises, Unit Improvements, Unit FF&E or Unit shall take place in a commercially reasonable manner;

                  (iii) Whether or not any action has been taken under (a) above, sell any Unit Premises, Unit Improvements, Unit FF&E or Unit (free of or subject

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         to the rights of Agent or any other Person under this Agreement and with or without the concurrence or request of Agent);

                  (iv) Hold, use, occupy, operate, remove, lease, sublease or keep idle any Unit Premises, Unit Improvements, Unit FF&E or Unit as Owner in its sole discretion may determine, without any duty to account to Agent with respect to any such action or inaction, except that Owner agrees that any profit it derives from the occupation or use of any Unit Premises, Unit Improvements, Unit FF&E or Unit while exercising its rights under this subsection 11.2 will be applied to reduce the Accrued Default Obligations; and

                  (v) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof.

                  (b) Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by Owner from time to time at Owner's election, and nothing herein contained shall be deemed to require Owner to await the date whereon this Agreement or the term hereof would have expired by limitation had there been no such default by Agent or no such termination or cancellation.

                  (c) The receipt of any payments under this Agreement by Owner with knowledge of any breach of this Agreement by Agent or of any default by Agent in the performance of any of the terms, covenants or conditions of this Agreement, shall not be deemed to be a waiver of any provision of this Agreement.

                  (d) No receipt of moneys by Owner from Agent after the termination or cancellation hereof in any lawful manner shall reinstate or continue this Agreement, or operate as a waiver of the right of Owner to recover possession of any Unit Premises, Unit Improvements, Unit FF&E or Unit by proper suit, action, proceedings or remedy or operate as a waiver of the right to receive any and all amounts owing by Agent to or on behalf of Owner hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of any Unit Premises, Unit Improvements, Unit FF&E or Unit, Owner may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account for the use, operation and occupation of the Unit Premises, Unit Improvements, Unit FF&E or Unit, or at the election of Owner, on account of

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



Agent's liability hereunder and will be applied to reduce the Accrued Default Obligations.

                  (e) Agent hereby expressly confirms that, in any event, including after any Event of Default, and notwithstanding any termination of this Agreement or reentry or repossession by Owner, Agent shall be liable for, and Owner may recover from Agent, (i) all of Owner's obligations, costs and expenses incurred in good faith in connection with its obligations under this Agreement and for which Owner may demand reimbursement pursuant to subsection
9.5 hereof, (ii) all amounts payable hereunder or under any other Operative Document and (iii) all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, commissions, filing fees and sales or transfer taxes) sustained by Owner by reason of such Event of Default and the exercise of Owner's remedies with respect thereto, including, in the event of a sale by Owner of any Unit Premises, Unit Improvements, Unit FF&E or Unit pursuant to this subsection 11.2, all costs and expenses associated with such sale. The amounts payable in clauses (i) through (iii) above are hereinafter sometimes referred to as the "Accrued Default Obligations". Accrued Default Obligations shall not include any damages for loss of profits arising from the prospective use, operation and occupancy by parties other than Agent of any Unit Premises, Unit Improvements, Unit FF&E or Unit or the anticipated receipt of income therefrom subsequent to Agent's possession of such Unit Premises, Unit Improvements, Unit FF&E or Unit.

                  (f) After an Event of Default, Owner may sell its interest in any Unit Premises, Unit Improvements, Unit FF&E and Unit in any commercially reasonable manner upon any terms that Owner deems satisfactory, free of any rights of Agent or any Person claiming through or under Agent. In the event of any such sale, or in the event Owner elects not to sell any Unit Premises, Unit Improvements, Unit FF&E or Unit, in addition to the Accrued Default Obligations, Owner shall be entitled to recover from Agent, as liquidated damages, and not as a penalty, an amount equal to eighty-five percent (85%) of the Unit Acquisition Cost of any Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement. Proceeds of any such sale received by Owner, or, in the event Owner elects not to sell, proceeds at any time thereafter received by Owner from any sale, occupation, operation, use or lease of any Unit Premises, Unit Improvements, Unit FF&E or Unit (net of all reasonable costs and expenses incurred by Owner in connection with any sale, occupation, operation, use or lease of any Unit Premises, Unit Improvements, Unit FF&E or Unit) in excess of fifteen percent (15%) of the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit, shall be credited against the Accrued Default Obligations Agent is required to pay under this subsection 11.2. If such excess proceeds exceed the Accrued Default Obligations, or, if Agent has paid all amounts required to be paid under this subsection 11.2, such excess shall be paid by Owner to Agent. If Agent converts any such Unit Premises, Unit Improvements, Unit FF&E or Unit after an Event of Default, or if such Unit Premises, Unit Improvements, Unit FF&E or Unit is lost or destroyed, in addition to the Accrued Default Obligations,

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



Owner may cause such Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to eighty-five percent (85%) of the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit.

                  (g) In the event of a sale pursuant to this subsection 11.2, upon receipt by Owner of the amounts payable hereunder, Owner shall transfer all of Owner's right, title and interest in and to the Unit Premises, Unit Improvements, Unit FF&E and Unit to the purchaser thereof.

                  (h) In addition to its other rights in this subsection 11.2, Owner may exercise its various rights under the Operating Agreement, the Gas Contract, the Ancillary Facility Agreements or any Construction Agreement or transfer such rights to the purchaser in a sale.

                  (i) No remedy referred to in this subsection 11.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Owner at law or in equity, and the exercise in whole or in part by Owner of any one or more of such remedies shall not preclude the simultaneous or later exercise by Owner of any or all such other remedies. No waiver by Owner of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

                  11.3 Events of Unit Termination. The occurrence of any of the following shall constitute an Event of Unit Termination with respect to a Unit:

                  (a) Nonconforming Work. If the construction of the Unit Improvements, or any part thereof, deviates from the Unit Plans and results in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit or there shall be any structural defect in any Unit Improvement and Agent fails to correct such nonconforming work or structural defect in a reasonably prompt and satisfactory fashion after notice and demand by Owner.

                  (b) Failure to Complete. If as of the close of business on a Unit Completion Date the related Unit Improvements have not for whatever reason (including an event of force majeure deferring completion beyond the Force Majeure Delay) been completed as herein provided, or if the Certificate of Substantial Completion and AFL Unit Leasing Record have not been executed and delivered by the respective Unit Completion Date, or if Owner shall reasonably determine during the course of construction that the Unit Improvements cannot for whatever reason (including an event of force majeure deferring completion beyond the Force Majeure Delay) be completed by the Unit Completion Date.

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (c) Unsatisfactory Title. If at any time title to the Ammonia Project or any other Unit is not reasonably satisfactory to Owner by reason of any Lien, encumbrance, or other environmental defect affecting title, except for Permitted Liens, and such Lien, encumbrance or other defect is not corrected by and at the expense of Agent within ninety (90) days after notice to Agent.

                  (d) Other Security Agreements. If (i) Agent executes any chattel mortgage or other security agreement on any materials, fixtures or articles of personal property used in the construction or operation of the Unit Improvements or if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the title thereto will not vest in Owner free from encumbrance or (ii) Agent does not furnish to Owner upon request the contracts, bills of sale, statements, receipted vouchers and other agreements and documents, or any of them, under which Owner claims title to such materials, fixtures or articles.

                  (e) Permits. If Agent shall fail in respect of the Ammonia Project to obtain or be unable to obtain any material Permit, or if any Permit shall be revoked or otherwise cease to be in full force and effect unless, if such revocation or cessation shall not be due to Agent's negligence or willful misconduct, Agent shall have obtained reinstatement or reissuance of such Permit within thirty (30) days after the revocation or expiration thereof, or if such reinstatement or reissuance is of a nature that it cannot be completely effected within thirty (30) days, Agent shall have diligently commenced application for such reinstatement or reissuance and shall thereafter be diligently proceeding to complete said reinstatement or reissuance.

                  11.4     Owner's Rights upon Event of Unit Termination.

                  (a) If any Event of Unit Termination with respect to a Unit shall occur, Owner shall have no further obligation to make advances to Agent with respect to such Unit, and Agent shall, upon written notice by Owner of such Event of Unit Termination, either (i) purchase such Unit within ninety (90) days after written notice by Owner of such Event of Unit Termination at a price equal to the Unit Acquisition Cost for such Unit, or (ii) pay to Owner, within five
(5) Business Days of Owner's written notice of such Event of Unit Termination (the "Surrender Date"), an amount equal to 89.9% of the Unit Acquisition Cost of such Unit and to be subject to the requirements of paragraph (b) of this subsection 11.4. In the event Agent elects to purchase such Unit from Owner, at the time of such sale, Agent shall be required, in addition to its obligation to pay all amounts contemplated by subsection 9.5 hereof, to pay to Owner Owner's obligations, costs, losses, damages, and expenses (including, without limitation, taxes and reasonable attorneys' fees and expenses) sustained by Owner in good faith by reason of such Event of Unit Termination and exercise of Owner's rights under this subsection 11.4.

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (b) In the event Agent elects to proceed under clause (ii) of subsection 11.4(a) and makes the payment contemplated thereby, Owner may sell such Unit to a third party and Agent shall have no further right, claim or interest in such Unit. If Owner shall fail to sell such Unit within seven (7) days of the Surrender Date, the Assignee shall have the right, but not the obligation, to sell such Unit to a third party. The proceeds of sale received by Owner or such Assignee, as the case may be, from any sale of such Unit shall be retained by Owner or such Assignee, as the case may be, provided that if the proceeds of sale exceed 10.1% of the Unit Acquisition Cost of such Unit, such excess shall be paid by Owner or such Assignee, as the case may be, to Agent net of all amounts to be paid by Agent to Owner pursuant to the last sentence of subsection 11.4(a) hereof.

                  11.5 Casualty Events. The occurrence of any of the following shall constitute a Casualty Event with respect to a Unit:

                  (a) Damage or Destruction. If any Unit Improvements are partially or totally damaged or destroyed by fire or any other cause and the restoration thereof cannot reasonably be expected to be completed so that the Unit Improvements will be completed on or before the applicable Unit Completion Date, subject to any Force Majeure Delay.

                  (b) Takings. If the use, occupancy or title to any Unit is taken, requisitioned or sold in, by or on account of actual or threatened eminent domain or confiscation or similar proceedings or other action by any Governmental Authority (such events collectively referred to as a "Taking") and such Taking affects a substantial portion of a Unit. Upon receipt of proceeds from any award or sale made in connection with such Taking, so long as no Event of Default or Potential Default has occurred and is continuing, and so long as Agent has made all payments to Owner required under subsection 11.6 hereof, Owner shall remit to Agent the net amount of such proceeds remaining after reimbursement for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Owner in connection with the negotiation and settlement of any proceedings related to such Taking. If such proceeds are received prior to Agent making the payments required under subsection 11.6 hereof, the net proceeds shall be applied to the amount payable thereunder. A Taking shall be deemed "to affect a substantial portion" of a Unit if after such Taking such Unit is, or will be, in Agent's reasonable judgment, unusable for Agent's ordinary business purposes.

                  11.6 Owner's Rights upon the occurrence of a Casualty Event. If any Casualty Event shall occur, (i) Agent shall promptly notify Owner in writing of such event, (ii) on a date designated by Agent, which shall be a date within ninety (90) days following such event, Agent shall pay to Owner an amount equal to eighty-five percent (85%) of the Unit Acquisition Cost of such Unit and
(iii) Agent shall be required, in addition to its obligation to pay all amounts contemplated by subsection 9.5 hereof, to

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                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



pay to Owner Owner's obligations, costs, losses, damages, and expenses (including, without limitation, taxes and reasonable attorneys' fees and expenses) sustained by Owner by reason of such Casualty Event and exercise of Owner's rights under this subsection 11.6. Insurance and condemnation proceeds, if any, received by Owner that, together with the amounts paid by Agent to Owner pursuant to clause (ii) of the preceding sentence, exceed the Unit Acquisition Cost of such Unit, shall be paid by Owner to Agent upon payment by Agent of all amounts referred to in clause (iii) of the preceding sentence.

                  SECTION 12.       INDEMNITIES

                  (a) Agent shall, and hereby does, indemnify and hold harmless Owner, Merrill Lynch, Merrill Leasing, any Assignee, any successor or successors and any Affiliate of each of them, and their respective officers, directors, incorporators, shareholders, partners (general and limited, including, without limitation, the general and limited partners of Owner), employees, agents and servants (each of the foregoing an "Indemnified Person") from and against all liabilities (including, without limitation, strict liability in tort and environmental law), taxes, losses, obligations, claims (including, without limitation, strict liability in tort), damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of:

                           (i) The Operative Documents and the transactions
                  contemplated thereby and the ordering, delivery, assembly, installation, acquisition, construction (including, without limitation, all obligations of Owner under any Construction Agreement), title on acquisition, rejection, installation, possession, titling, retitling, registration, reregistration, custody by Agent of title and registration documents, ownership, use, non-use, misuse, financing (including, without limitation, all obligations of Owner under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement and any amounts payable by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates), lease, sublease, refinancing, operation, transportation, repair, return, redelivery or control of any Unit Premises, Unit Improvements, Unit FF&E or Unit, or the release of hazardous substances on, under, to or from, or the generation or transportation of hazardous substances to or from, any Unit Premises except (x) to the extent that such costs are included in the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit, (y) for any general administrative expenses of Owner, and (z) for the income taxes

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  with respect to which indemnification is excluded under paragraph (c) of Section 11 of the Lease; and

                           (ii) Any of the claims, demands, fees, taxes,
                  violations of contract, or any other matter or situation described in or contemplated by the indemnification provisions of subparagraphs (b), (c) and (d) of Section 11 of the Lease, except that this Agreement shall substitute the terms "Owner" for "the Lessor", "Agent" for "the Lessee", "this Agreement" for "this Lease", and shall substitute the phrase "Unit Premises, Unit Improvements, Unit FF&E or Unit" for the phrase "Property or Equipment."

                  (b) The indemnification required under this Section 12 shall be upon the terms provided in the paragraphs of Section 11 of the Lease following paragraph (d) thereof, except that this Agreement shall substitute the terms in the same manner as described in subparagraph (a)(ii) above.

                  SECTION 13.       LEASEHOLD INTERESTS

                  The provisions of Section 28 of the Lease shall govern each Ground Lease hereunder, including without limitation the Site Lease, the Sublease and each additional lease under which a leasehold interest in a Unit Premises is subleased to Agent or an Affiliate of Agent hereunder, except this Agreement shall substitute the terms "Owner" for "the Lessor", "Agent" for "the Lessee", "Unit Premises, Unit Improvements, Unit FF&E and Unit" for "Parcel of Property" and "Section 13" for "Section 28".

                  SECTION 14.       PURCHASES

                  In connection with, and as a condition to, the purchase of any Unit Premises, Unit Improvements, Unit FF&E or Unit pursuant hereto, (i) Agent shall pay at the time of purchase, in addition to the Unit Acquisition Cost and all other amounts payable by Agent under this Agreement, and without limitation of any of its obligations hereunder or under any other Operative Document, all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Unit Premises, Unit Improvements, Unit FF&E or Unit to Agent and all other amounts owing hereunder, and (ii) when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner, except that such title shall be free of any Liens resulting from Owner's willful or knowing act or omission not contemplated by this Agreement, the Lease or the transactions contemplated thereby.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  SECTION 15.       CHARACTER OF AMMONIA PROJECT

                  It is the intention of Owner and Agent that the components of the Ammonia Project identified as personal property components in Exhibit J hereto maintain their character as personal property for commercial law purposes. Agent shall take all reasonable action to maintain such character and shall obtain and record such instruments and take such steps as may be necessary to prevent any Person from acquiring any rights in such components by reason of such components being deemed to be real property.

                  SECTION 16.       PERMITTED CONTESTS

                  (a) Agent shall not be required, nor shall Owner have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, Lien or encumbrance, or to comply or cause any Unit Premises, Unit Improvements item of Unit FF&E or Unit to comply with any Legal Requirement applicable to any Unit Premises, Unit Improvements item of Unit FF&E or Unit or the occupancy, use or operation thereof, so long as no Event of Default exists under this Agreement, and, in the judgment of Agent's counsel, Agent shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of Owner,
(i) shall not involve any material danger that any Unit Premises, Unit Improvements, item of Unit FF&E or Unit would be subject to sale, forfeiture, loss or loss of use as a result of failure to comply therewith, (ii) shall not affect the payment of any sums due and payable hereunder or result in any such sums being payable to any Person other than Owner or any Assignee, (iii) will not place Owner in any danger of any monetary civil liability which is not adequately indemnified (Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default exists) or any other material civil liability or penalty or to any criminal liability, (iv) if involving taxes, shall suspend the collection of the taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Agent or any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit is subject and shall not constitute a default thereunder (the "Permitted Contest"). Agent shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest, pay and discharge all amounts which shall be determined to be payable therein. Owner shall at Agent's expense cooperate in good faith with Agent with respect to all Permitted Contests conducted by Agent pursuant to this Section 16, including without limitation in assisting in the preparation of, and participating in, filings related to such Permitted Contests.

                  (b) At least ten (10) days prior to the commencement of any Permitted Contest, Agent shall notify Owner in writing thereof if the amount in contest exceeds $1,000,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



levy of any tax for which Agent is obligated to reimburse Owner under this Agreement, or in the event that Owner is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then Owner shall in a timely manner notify Agent in writing of such proposed levy or proceeding.

                  (c) Owner and Agent agree that no Event of Default, Potential Default, Event of Unit Termination or Potential Event of Unit Termination shall be deemed to have occurred if the existence of the event causing such Event of Default, Potential Default, Event of Unit Termination or Potential Event of Unit Termination, as the case may be, is being contested by Agent as a Permitted Contest in accordance with the terms of this Section 16.

                  SECTION 17.       SALE OR ASSIGNMENT BY OWNER

                  (a) Owner shall have the right to obtain equity and debt financing for the acquisition and ownership of any Unit Premises, Unit Improvements, Unit FF&E and Unit by selling or assigning its right, title and interest in any or all amounts due from Agent or any third Person under this Agreement; provided that any such sale or assignment shall be subject to the rights and interests of Agent under this Agreement.

                  (b) Any Assignee shall, except as otherwise agreed by Owner and Assignee, have (to the exclusion of Owner) all the rights, powers, privileges and remedies of Owner hereunder, and Agent's obligations as between itself and such Assignee hereunder shall not be subject to any claims or defense that Agent may have against Owner, other than the defense of payment or satisfaction of the obligation; provided that the foregoing shall not be deemed to be a waiver of any claims Agent may have against Owner. Upon written notice to Agent of any such assignment, Agent shall thereafter make payments of any and all sums due hereunder to Assignee, to the extent specified in such written notice, and only such payments to the applicable Assignee shall discharge the obligation of Agent hereunder and only to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by Owner hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of Owner.

                  SECTION 18.       GENERAL CONDITIONS

                  The following conditions shall be applicable throughout the term of this Agreement:

                  18.1 Survival. All indemnities, representations and warranties and the obligation to pay Additional Rent (as defined in the Lease) shall survive the expiration or other termination hereof.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  18.2 No Waivers. No advance hereunder shall constitute a waiver of any of the conditions of Owner's obligation to make further advances nor, in the event Agent is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Owner from thereafter declaring such inability to be an Event of Default as herein provided. Any advance made by Owner and any sums expended by Owner pursuant to this Agreement shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Event of Default. No advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Owner existing by reason of such Event of Default, including, without limitation, the right to refuse to make further advances.

                  18.3 Owner and Assignee Sole Beneficiaries. All conditions of the obligation of Owner to make advances hereunder are imposed solely and exclusively for the benefit of Owner and Assignee and their assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Owner will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Owner, with the consent of Assignee, at any time if in its sole discretion, it deems it advisable to do so. Inspections and approvals of any Unit Plans, Unit Premises, Unit Improvements, Unit FF&E, and Unit and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Owner, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Owner for any reason.

                  18.4 No Offsets, Etc. The obligations of Agent to pay all amounts payable pursuant to this Agreement shall be absolute and unconditional under any and all circumstances of any character (including, without limitation, the circumstances set forth in clauses (A) through (K) below), and such amounts shall be paid without notice, demand, defense (except the defense of prior payment), setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. Without limitation of the foregoing, the obligation of Agent to lease and pay Basic Rent (as defined in the Lease) for a Unit upon Substantial Completion is without any warranty or representation, express or implied, as to any matter whatsoever on the part of Owner or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

                  AGENT HAS SELECTED AND SHALL SELECT ALL UNIT PREMISES, UNIT IMPROVEMENTS, UNITS AND ITEMS OF UNIT FF&E CONSTRUCTED, ACQUIRED OR ORDERED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER OWNER NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E, OR AS TO WHETHER ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

                  AS BETWEEN OWNER AND AGENT, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, AGENT WAIVES ANY AND ALL DEFENSES (EXCEPT THE DEFENSE OF FINAL AND INDEFEASIBLE PRIOR PAYMENT), SET-OFFS, DEDUCTIONS, COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) (OR OTHER RIGHTS), EXISTING OR FUTURE, TO ITS OBLIGATION TO PAY ALL AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

                  (A) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E, LATENT OR NOT;

                  (B) ANY SET-OFF, COUNTERCLAIM (OTHER THAN COMPULSORY COUNTERCLAIMS), RECOUPMENT, ABATEMENT, DEFENSE (EXCEPT THE DEFENSE OF FINAL AND INDEFEASIBLE PRIOR PAYMENT) OR OTHER RIGHT WHICH AGENT MAY HAVE AGAINST OWNER, ANY ASSIGNEE, OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

                  (C) ANY DEFECT IN TITLE OR OWNERSHIP OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, OR UNIT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E;

                  (D) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E BY AGENT FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEM OF UNIT FF&E IN WHOLE OR IN PART;

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  (E) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT OR ITEMS OF UNIT FF&E BY AGENT;

                  (F) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST AGENT OR OWNER OR ANY ASSIGNEE;

                  (G) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS, CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT;

                  (H) THE INVALIDITY OR UNENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR AUTHORITY OF OWNER OR AGENT TO ENTER INTO THIS AGREEMENT;

                  (I) ANY RESTRICTION ON THE EXCHANGE OF THE CURRENCY OF THE REPUBLIC OF TRINIDAD AND TOBAGO INTO U.S. DOLLARS OR THE TRANSFER OF FUNDS TO THE UNITED STATES;

                  (J) AGENT OR ANY OTHER PERSON AT ANY TIME HAVING IMMUNITY FROM SUIT, PREJUDGMENT, ATTACHMENT, ATTACHMENT IN AID OF EXECUTION OR EXECUTION ON THE GROUNDS OF SOVEREIGNTY OR OTHERWISE; OR

                  (K) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

                  AGENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS AGREEMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF. The making of payments under this agreement by Agent (including without limitation payments pursuant to Section 12 hereof) shall not be deemed to be a waiver of any claim or claims that Agent may in a separate action assert against Owner or any other Person. Owner agrees to repay Agent amounts paid to Owner to the extent such payments were in error and are not required by any of the terms and provisions of this Agreement.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  18.5     No Recourse.

                  (a) Owner's obligations hereunder are intended to be the obligations of a limited partnership and of the corporation which is the general partner thereof only and no recourse for the payment of any amount due under this Agreement or any other Operative Document, or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of Owner or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future, of such corporate general partner or of any corporate limited partner or of any successor corporation to such corporate general partner or any corporate limited partner of Owner, or against any direct or indirect parent corporation of such corporate general partner or of any limited partner of Owner or any other subsidiary or Affiliate or any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate, it being understood that Owner is a limited partnership formed for the purpose of the transactions involved in and relating to this Agreement, the Lease and the Operative Documents on the express understanding aforesaid. Nothing contained in this subsection 18.5(a) shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, the Lease and the Operative Documents and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate general partner of Owner or the assets of the limited partnership or the corporate general partner of Owner.

                  (b) Agent's obligations hereunder are intended to be the obligations of a limited partnership and of the corporation which is the general partner thereof only and no recourse for any obligation of Agent hereunder, or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of Agent or any incorporator, shareholder, officer or director, or Affiliate, as such, past, present or future of such corporate general partner or limited partner or of any successor corporation to such corporate general partner or any corporate limited partner of Agent, or against any direct or indirect parent corporation of such corporate general partner or of any limited partner of Agent or any other subsidiary or Affiliate of any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate. Nothing contained in this subsection 18.5(b) shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, the Lease, the PCS Guaranty and the Operative Documents and any other documents referred to herein, of rights and remedies against (i) Agent or the corporate general partner of Agent or the assets of Agent or the corporate general partner of Agent or (ii) the Guarantor for obligations under the PCS Guaranty.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  18.6     Notices.

                  (a) All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (i) if delivered in person, (ii) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (iii) in the event overnight delivery services are not readily available, if mailed by international airmail, postage prepaid, registered or certified with return receipt requested, or (iv) if sent by telecopy and confirmed; provided that, in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (i), (ii) or (iii) of paragraph (a) of this subsection
18.6. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                  If to Owner:

                  Trinidad Ammonia Company, Limited Partnership
                  c/o Trinidad Ammonia Capital, Inc.
                  North Tower
                  World Financial Center
                  250 Vesey Street
                  New York, NY 10281
                  Attention:  Jean M. Tomaselli
                  Telephone:  (212) 449-7925
                  Telecopy:   (212) 449-2854

                  If to Agent:

                  PCS Nitrogen Fertilizer, L.P.
                  3175 Lenox Park Boulevard
                  Suite 400
                  Memphis, Tennessee  38115-4256
                  Attention:  Senior Counsel
                  Telephone:  (901) 758-5375
                  Telecopy:   (901) 758-5201

                           and

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  PCS Nitrogen Fertilizer, L.P.
                  3175 Lenox Park Boulevard
                  Suite 400
                  Memphis, Tennessee  38115-4256
                  Attention:  Assistant Treasurer
                  Telephone:  (901) 758-5266
                  Telecopy:   (901) 758-5202

                  With copies to the Guarantor at the following address:

                  Potash Corporation of Saskatchewan Inc.
                  122-1st Avenue South
                  Saskatoon, Saskatchewan S7K 7G3 Canada
                  Attention:  Chief Financial Officer
                  Telecopy:   (306) 933-8844

                           and

                  Potash Corporation of Saskatchewan Inc.
                  122-1st Avenue South
                  Saskatoon, Saskatchewan S7K 7G3 Canada
                  Attention:  General Counsel
                  Telecopy:   (306) 933-8877

With a copy of all notices under this subsection 18.6 to any Assignee at such address as such Assignee may specify by written notice to Owner and Agent.

                  (b) Owner shall use reasonable efforts to give to Agent, within five days of receipt, a copy of all notices received by Owner pursuant to any Credit Agreement and any other notices received with respect to any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit.

                  18.7 Modifications. Neither this Agreement nor any provision hereof may be changed, waived or terminated, orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought.

                  18.8 Rights Cumulative. All rights, powers and remedies herein given to Owner are cumulative and not alternative, and are in addition to all statutes or rules of law; any forbearance or delay by Owner in exercising the same shall not be deemed to be a waiver thereof, and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Owner. All representations and covenants by Agent shall survive the making of the advances, and

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



the provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns, if any, of the parties hereto. Except to the extent provided in subsection 2.1 hereof, Agent may not, however, assign its rights or obligations as agent hereunder.

                  18.9 GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. AGENT AND OWNER AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF AGENT AND OWNER HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. AGENT HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. AGENT AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. OWNER AND AGENT EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN TORT OR CONTRACT OR OTHERWISE) RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



OWNER AND AGENT ACKNOWLEDGE THAT THE PROVISIONS OF THIS SUBSECTION 18.9 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

                  18.10 Confidentiality. Agent and Owner agree to treat information concerning the structure and documentation of this Agreement and the Lease confidentially, except to the extent that disclosure is required by law (in which circumstance such party will use reasonable efforts to notify the other party prior to such disclosure of any information). The foregoing constraint shall not include information: (i) that is now in the public domain or subsequently enters the public domain without fault on the part of the party proposing to disclose the same; (ii) currently known to Agent or Owner from its own sources as evidenced by its prior written records; (iii) that Agent or Owner receives from a third party not under any obligation to keep such information confidential; and (iv) that is provided by Owner or Agent to counsel, consultants, other advisors and regulatory authorities, and Assignees or proposed Assignees, provided that such parties agree (including in writing if so requested by the non-providing party) to treat any information so provided as similarly confidential.

                  18.11 Captions. The captions in this Agreement are for convenience of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  18.12 Unit Designation. Owner recognizes Agent's right to call any Unit by such name or designation as Agent may deem appropriate or reliable in the ordinary course of Agent's business and to place such signs, labels, plates or other markings on any Unit Premises, Unit Improvements or Unit as Agent may desire in exercising such right, subject to the provisions of subsection 9.11 hereof.

                  18.13 Owner Capitalization. Owner shall provide to Agent on the date hereof and hereafter upon the reasonable request of Agent, a balance sheet of Owner certified by Owner and showing that Owner's capitalization is such that at least four percent (4%) of its capitalization shall consist of contributions from Owner's general partner and limited partners.

                  18.14 Conveyance of Easements, Etc. In connection with any sale of any Unit Premises, Unit Improvements, Unit FF&E or Unit pursuant to this Agreement, Owner shall convey, and the purchaser shall accept a conveyance of, Owner's interest in the Operating Agreement, the Gas Contract, all easements, licenses, Ground Leases, Ancillary Facility Agreements and similar agreements for the benefit of such Unit Premises, Unit Improvements, Unit FF&E or Unit, or adjacent property, such conveyance to be without warranty by, or recourse to, Owner, except that such interest shall be free of any Liens resulting from Owner's willful or knowing act or

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



omission unrelated to an occurrence of an Event of Default or an Event of Unit Termination.

                  SECTION 19.       AGENT'S RIGHT TO PURCHASE

                  Upon the occurrence of an Event of Default and upon the written request of Agent, which shall be received by Owner and any Assignee not later than fifteen (15) Business Days subsequent to receipt by Agent of notice (an "Event of Default Notice") from Owner or any Assignee pursuant to this Agreement that an Event of Default has occurred, Agent shall have the right, but not the obligation, not later than thirty (30) Business Days after Agent receives the notice of the Event of Default from Owner or any Assignee, to purchase all Units at a price equal to the Unit Acquisition Cost for such Units; provided that the purchase option contained in this paragraph shall only be available to Agent if the purchase price and all other amounts paid by Agent would not in the circumstances in which such payment is made constitute a preferential payment or a voidable transfer pursuant to the provisions of the Federal Bankruptcy Code in a bankruptcy proceeding by or against Agent and will not otherwise result in the payment being subject to recapture from Owner. In connection with, and as a condition to, the purchase of all Units pursuant hereto, (i) Agent shall pay at the time of purchase, in addition to the Unit Acquisition Cost, all other amounts payable by Agent under this Agreement, including, without limitation, all Accrued Default Obligations, and all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Unit to Agent and all other amounts owing hereunder, and (ii) when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner, except that such title shall be free of any Liens resulting from Owner's willful or knowing act or omission.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                       Trinidad Ammonia Company, Limited
                                       Partnership, by Trinidad Ammonia Capital,
                                       Inc., its General Partner



                                       By    ___________________________________
                                             Name:
                                             Title:



                                       PCS Nitrogen Fertilizer, L.P.,
                                       by PCS Nitrogen Fertilizer Operations,
                                       Inc.,
                                       its General Partner



                                       By    ___________________________________
                                             Name:
                                             Title:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                   SCHEDULE I

                      List of Assignment Agreement Consents



1)       Consent with respect to assignment of Water Supply Agreement

2)       Consent with respect to assignment of Electricity Supply Agreement

3)       Consent with respect to assignment of Point Lisas Agreement

4)       Consent with respect to assignment of Savonetta Pier User Agreement

5)       Consent with respect to assignment of Gas Contract

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT A

                  Copy of Amended and Restated Lease Agreement

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT B


AFL UNIT LEASING RECORD to                Lessor:  Trinidad Ammonia Company,
the Amended and Restated Lease                        Limited Partnership
Agreement, dated as of May 16,            Lessee:  PCS Nitrogen Fertilizer, L.P.
1997, between Trinidad Ammonia
Company, Limited Partnership, as
lessor, and PCS Nitrogen Fertilizer, L.P., as lessee (the "Lease Agreement").

A.       Unit Premises No.:
         Effective Date of this AFL
         Unit Leasing Record ("AFL ULR") ___________ __, 19__.

B.       PLEASE COMPLETE THE FOLLOWING STATEMENTS, IF
         APPLICABLE:

         1.       This AFL ULR relates to [Deed/Ground Lease] dated ________ __
                  19__.

         UNIT PREMISES DESCRIPTION AND RENTAL INFORMATION.

C.       Type of Property (use category specified in Exhibit A to the Lease
         Agreement)

D.       Specific Description:  (See Schedule A hereto if more space needed)

         _______________________________________________________________________

         _______________________________________________________________________

E.       Location of
         Unit Premises _________________________________________________________
                          State                        County              City
Country

F. Unit Acquisition Cost under the Amended and Restated Agreement for Lease as at the date hereof is $_____________.

G. If the effective date of this AFL ULR is after the first day of the month and prior to the Lease Rate Date in such month, the partial first month's Basic Rent for Unit Premises placed under lease by this AFL ULR will be paid from the date of this AFL ULR until the end of the month on the Basic Rent Payment Date in such month. If the Effective Date of the AFL ULR falls on or after the Lease Rate Date, the partial first month's Basic Rent will be paid from the date

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



         of this AFL ULR until the end of the month on the next succeeding Basic Rent Payment Date.

H. The Initial Term and Renewal Term for the Unit Premises placed under lease pursuant to this AFL ULR will be in accordance with the Lease Agreement.

I.       The Basic Rent is as defined in the Lease Agreement.

J. Termination of the lease of the Property or Equipment leased pursuant to this AFL ULR will be in accordance with the Lease Agreement.

K.       ACKNOWLEDGMENT AND EXECUTION

         The undersigned Lessor hereby leases to the undersigned Lessee, and the Lessee acknowledges delivery to it in good condition and otherwise as required by the Lease of the Unit Premises described on this AFL ULR. The Lessee agrees to pay the Basic Rent, Additional Rent and additional payments set forth in the Lease Agreement. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement, as it may from time to time be amended, which covenants, terms and conditions are hereby incorporated by reference. The terms used herein have the meaning assigned to them in the Lease Agreement.


PCS Nitrogen Fertilizer, L.P.,               Trinidad Ammonia Company,
Lessee                                         Limited Partnership, Lessor
By PCS Nitrogen Fertilizer                   By Trinidad Ammonia Capital, Inc.,
Operations, Inc.,                              its General Partner
  its General Partner


                                             By ________________________________
By ________________________________             Name:
   Name:                                        Title:
   Title:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT C

                         FORM OF ACQUISITION CERTIFICATE
             WITH RESPECT TO UNIT PREMISES LOCATED AT _____________*


                  PCS Nitrogen Fertilizer, L.P. ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement for Lease"), dated as of May 16, 1997, entered into between Trinidad Ammonia Company, Limited Partnership ("Owner") and Agent, hereby certifies to Owner and Assignee as follows:

                  1. Legal Description. Attached hereto at Tab 1 is a complete and correct copy of the legal description of the Unit Premises located at _____________. The Unit Premises are being (acquired in fee; leased pursuant to a Ground Lease).

                  2. Unit Plans. Attached hereto at Tab 2 is a complete and correct copy of the Unit Plans for the Unit Improvement to be constructed on the Unit Premises, and initialed to show Agent's and Owner's approval.

                  3. Unit Budget. Attached hereto at Tab 3 is a complete and correct copy of the Unit Budget for the Unit, including an itemization of all Unit Acquisition Costs to Owner incurred to date or to be incurred in connection with the acquisition of Owner's interest in the Unit Premises and with the construction and equipping of the Unit.

                  4. Unit FF&E Specifications. Attached hereto at Tab 4 is a complete and correct copy of the Unit FF&E Specifications initialed to show Agent's approval. [IF NO UNIT FF&E ARE CONTEMPLATED, PLEASE INDICATE THIS.]

                  5. Title Information. Attached hereto at Tab 5 is a copy of the underlying documents of record affecting fee title to the Unit Premises from the appropriate Governmental Authority or such other evidence of title reasonably required by Owner in paragraph (g) of Section 4 of the Agreement for Lease.

--------
* All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Lease.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  6. Utilities. All easements, licenses, rights of way, rights of access and utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) (a) which are necessary and required during the construction period [HAVE BEEN COMPLETED; OR WILL BE AVAILABLE IN SUCH A MANNER THAT CONSTRUCTION WILL NOT BE IMPEDED BY A LACK THEREOF] and (b) which are necessary for the occupancy of the Unit and the installment of the Unit Improvements thereon and for the completion and operation of the Unit in accordance with the Unit Plans are or will be completed in such a manner and at such a time as will assure the completion and operation of the Unit on or before the Unit Completion Date.

                  7. Permits. All Permits required for the construction of the Unit Improvements (other than the governmental approval of the Town and Country Planning Authority of the Republic of Trinidad and Tobago, which approval will be obtained in the normal course) have been or will be issued in such a manner that construction will not be impeded by a lack thereof. No work for which a Permit or governmental approval is required will be commenced or continued unless and until such permit or governmental approval required therefor has been issued or obtained, and once issued or obtained will remain in full force and effect.

                  8. Construction Agreement. Attached hereto at Tab 6 is a complete and correct copy of the most recent draft of the Construction Agreement, substantially in the form to be entered into between Agent and the General Contractor.

                  9. Request for Advance. Attached hereto at Tab 7 is a duly executed AIA Document G722 or a substantially similar document.

                  10. Representations of Agent. (i) All costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Unit Premises of which Agent has knowledge that are not Permitted Liens,
                           (iii) all representations and warranties made in the Agreement for Lease, in the Lease, and in connection with the Initial Advance, are and remain true and correct in all material respects on and as of the date of the Initial Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                           (iv) no Event of Default, Potential Default or, with respect to the Unit for which the Initial Advance is requested, Event of Unit Termination or Casualty Event or Potential Event of Unit Termination, under the Agreement for Lease has occurred and is continuing on the date such Initial Advance is to be made or by reason of giving effect to such Initial Advance.

                  11. Appraisal. If this advance relates to the Ammonia Project, attached hereto at Tab 8 is an appraisal prepared by Arthur Andersen & Co., which appraisal shall include (i) a "value in use" fair market valuation of the Ammonia Project as at July 1, 1996, which fair market valuation shall equal or exceed $75,000,000, and (ii) a "value in use" fair market valuation of the Ammonia Project of at least $68,800,000 as at July 1, 2000.

Dated:  __________ __, 19__                  PCS Nitrogen Fertilizer, L.P., by
                                                 PCS Nitrogen Fertilizer
                                                 Operations Inc., its General
                                                 Partner



                                             By: _______________________________
                                                 Name:
                                                 Title:




Unit Completion Date:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT D

                       FORM OF INTERIM ADVANCE CERTIFICATE
               WITH RESPECT TO UNIT PREMISES LOCATED AT _________
               IN CONNECTION WITH A REQUEST FOR AN INTERIM ADVANCE


                  PCS Nitrogen Fertilizer, L.P. ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of May 16, 1997, entered into with Trinidad Ammonia Company, Limited Partnership ("Owner"), delivers this Interim Advance Certificate pursuant to Section 5 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

                  1. Continuing Representations of Agent. All representations and warranties made in the Agreement, in the Lease, and in connection with the Interim Advance are and remain true and correct in all material respects on and as of the date of the Interim Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no Event of Default, Potential Default or, with respect to the Unit for which the Interim Advance is requested, Event of Unit Termination or Casualty Event or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or by reason of giving effect to such Interim Advance.

                  2. Construction Progress. If reasonably requested in writing by Owner at least three (3) Business Days prior to the making of an Interim Advance, attached hereto at Tab 1 is (a) an inspection report from an independent party and (b) true copies of unpaid invoices, receipted bills and Lien waivers and such other supporting information as may be requested by Owner.

                  3. No Other Security Interests. All materials and fixtures incorporated in the construction of the Unit Improvements have been purchased so that title thereto shall have vested in Owner immediately upon delivery thereof to the Unit Premises, except for Permitted Liens and if requested by Owner at least three (3) Business Days prior to the making of an Interim Advance, attached hereto at Tab 2 are copies of the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto is claimed.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  4. Statements of Expenditures. If requested in writing by Owner, attached hereto at Tab 3 is a statement setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor or subcontractor furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements.

                  5. Request for Advance. Attached hereto at Tab 4 is a duly executed AIA Document G722 or a substantially similar document.

                  6. Evidence of Compliance. If requested, attached hereto at Tab 5 are such documents, reports, certificates, affidavits and other information as reasonably required by Owner and any Assignee to evidence compliance by Agent with all of the provisions of the Agreement.

                  7. Political Risk Insurance. Attached hereto at Tab 6 is evidence that the political risk insurance required by paragraph (d) of Section 10 of the Lease has been obtained.




Dated:  __________ __, 19__                  PCS Nitrogen Fertilizer, L.P., by
                                                 PCS Nitrogen Fertilizer
                                                 Operations, Inc., its General
                                                 Partner



                                             By: _______________________________
                                                 Name:
                                                 Title:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT E

                 FORM OF CERTIFICATE OF SUBSTANTIAL COMPLETION
               WITH RESPECT TO UNIT PREMISES LOCATED AT _________
                IN CONNECTION WITH A REQUEST FOR A FINAL ADVANCE


                  PCS Nitrogen Fertilizer, L.P. ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of May 16, 1997, entered into with Trinidad Ammonia Company, Limited Partnership ("Owner"), delivers this Certificate of Substantial Completion pursuant to Section 6 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

                  1. Construction and Equipping of the Unit. The Unit Improvements (including all interior finish work, but exclusive of punch list items) has been completed within the Unit Budget and in all material respects in accordance with the Construction Agreement and the Unit Plans and are accepted by Agent.

                  2. Permits. All Permits and governmental approvals (other than the governmental approval of the Town and Country Planning Authority of the Republic of Trinidad and Tobago, which approval will be obtained in the normal course) with respect to the Unit have been issued or obtained and are in full force and effect.

                  3. Liens. The Unit, including interior finish work, has been completed as contemplated in paragraph (b) of
                           Section 6 of the Agreement free of all Liens, except for Permitted Liens (all of which are to be itemized as to the nature, amount, claimant and status) and there are no current Permitted Contests with respect to the Unit (or, if any, the nature, amount, claimant and status thereof).

                  4. Final Survey. Attached hereto at Tab 3 is a final survey showing the completed Unit Improvements, all easements on the Unit Premises and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit Premises.

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                  5. Utilities. Connection has been made to all appropriate utility facilities and the Unit Improvements are ready for occupancy and operation.

                  6. Continuing Representations of Agent. All representations and warranties made in the Agreement, in the Lease, and in connection with this Final Advance are and remain true and correct in all material respects on and as of the date of the Final Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Event of Unit Termination or Casualty Event or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Final Advance is to be made or by reason of giving effect to such Final Advance.

                  7. AFL Unit Leasing Record. Attached hereto at Tab 4 is a duly executed AFL Unit Leasing Record.

                  8. Request for Advance. Attached hereto at Tab 5 is a duly executed AIA Document G722 or a substantially similar document.

Dated:  __________ __, 19__                  PCS Nitrogen Fertilizer, L.P., by
                                                 PCS Nitrogen Fertilizer
                                                 Operations, Inc., its General
                                                 Partner



                                             By: _______________________________
                                                 Name:
                                                 Title:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT F

                      FORM OF CERTIFICATE OF INCREASED COST
               WITH RESPECT TO UNIT PREMISES LOCATED AT _________
              IN CONNECTION WITH A REQUEST FOR A COMPLETION ADVANCE


                  PCS Nitrogen Fertilizer, L.P. ("Agent"), under a certain Amended and Restated Agreement for Lease (the "Agreement"), dated as of May 16, 1997, entered into with Trinidad Ammonia Company, Limited Partnership ("Owner"), delivers this Certificate of Increased Cost pursuant to Section 7 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

                  1. Continuing Representations of Agent. All representations and warranties made in the Agreement, in the Lease, and in connection with this Completion Advance are and remain true and correct in all material respects on and as of the date of such Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no Event of Default, Potential Default or, with respect to the Unit for which such Completion Advance is requested, Event of Unit Termination or Casualty Event or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.

                  2. Revised AFL Unit Leasing Record. Attached hereto at Tab 1 is a revised AFL Unit Leasing Record prepared by Agent.

                  3. Request for Advance. Attached hereto at Tab 2 is a duly executed AIA Document G722 or a substantially similar document.

                  4. Representations of Guarantor. All representations and warranties of the Guarantor in the PCS Guaranty are and remain true and correct in all material respects on and as of the date of this Completion Advance as if made on and as of the date of such Completion Advance (except to the extent such representations and warranties expressly relate specifically to an earlier date) and no event of default under the PCS Guaranty has occurred and is

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                           continuing on the date such Completion Advance is to be made or by reason of giving effect to such Completion Advance.


Dated:  __________ __, 19__                  PCS Nitrogen Fertilizer, L.P.,
                                             by PCS Nitrogen Fertilizer
                                             Operations, Inc.,
                                             its General Partner



                                             By: _______________________________
                                                 Name:
                                                 Title:

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT G

                            UNIT FF&E SPECIFICATIONS

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT H

                            ENVIRONMENTAL CERTIFICATE


                  1. PCS Nitrogen Fertilizer, L.P. ("Agent"), is a party to a certain Amended and Restated Agreement for Lease, dated as of May 16, 1997 (the "Agreement for Lease"), entered into with Trinidad Ammonia Company, Limited Partnership ("Owner"). Agent is herewith delivering to Owner and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch (the "Assignee") an Acquisition Certificate with respect to a leasehold interest in certain premises located at the Ward of Couva, County of Caroni in the Republic of Trinidad and Tobago. Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Agreement for Lease.

                  2. Except as described in the Environmental Report (hereinafter defined), Agent has no actual knowledge and has not given or received any notice indicating, that (a) any prior or present owner, operator, tenant or occupant of any portion of the Unit has spilled, released, disposed of, or discharged (collectively "managed") any Hazardous Substances (hereinafter defined) on, from, beneath or affecting the Unit or any portion thereof in amounts or concentrations requiring remediation under applicable Environmental Regulations; (b) any prior or present owner, operator, tenant or occupant of any portion of the Unit Premises has received any notice, directive, citation, subpoena, summons, order to show cause, complaint or other communication from any Governmental Authority or entity or Person with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof; (c) Agent has not given notice to any insurance broker or insurance carrier under any insurance policy that there has been an occurrence relating to the release of Hazardous Substances on, from, beneath, or affecting the Unit or any portion thereof; or (d) there are currently any agreements, consent orders, decrees or other directives of any applicable court or governmental or quasi-governmental agency requiring any tests, studies, inspections, work, monitoring or other removal or remedial activities with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof, or any threatened proceeding concerning the Unit Premises or any portion thereof which is related to Environmental Regulations (hereinafter defined).

                  3. For purposes of this document, the following terms shall have the following meanings: (i) "Environmental Regulations" shall mean each and every applicable federal, state or local law, statute, ordinance, code, rule, order, regulation, or other published requirement (including but not limited to, consent decrees and administrative orders) of any jurisdiction regulating, relating or imposing obligations, liabilities or standards of conduct with respect to human health or safety, to the environment, or to Hazardous Substances, including, without limitation, the

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA") (42 U.S.C. Section 9601, et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Sections 9601-9675), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
Section 6901, et seq.), the Emergency Planning and Community Right-To-Know Act, as amended (42 U.S.C. Section 11001, et seq.) the Water Pollution Control Act, as amended (33 U.S.C. Section 1251, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), and any so called "Superfund" or "Superlien" law, (ii) "Environmental Report" shall mean the environmental report delivered pursuant to paragraph (v) of Section 4 of the Agreement for Lease to and accepted by Owner and the Assignee in connection with the acquisition of the Unit Premises, and (iii) "Hazardous Substances" shall mean, without limitation, any solid, liquid or gaseous wastes, substances or materials containing or constituting urea formaldehyde, polychlorinated biphenyls, petroleum products, methane, radioactive materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, pollutants, or any other substance, material, chemical compound, waste or item defined as or determined by a governmental authority having jurisdiction to be hazardous or toxic pursuant to any Environmental Regulations applicable to the Unit Premises or the business operations conducted thereon.



                                   PCS Nitrogen Fertilizer, L.P., by
                                      PCS Nitrogen Fertilizer Operations, Inc., its General Partner


                                            By: ________________________________

                                            Title: _____________________________

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT I

                               OPERATING AGREEMENT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT J

                       DESCRIPTION OF THE AMMONIA PROJECT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT K

                                 PROJECT PARCEL

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT L

                   CONSTRUCTION AGREEMENT FOR AMMONIA PROJECT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT M-1

                          ELECTRICITY SUPPLY AGREEMENT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT M-2

                             WATER SUPPLY AGREEMENT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT M-3

                          SAVONETTA PIER USER AGREEMENT

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT N

                            FORM OF AIA DOCUMENT G722

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



                                    EXHIBIT O

                               REVISED UNIT BUDGET

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY

                                             TABLE OF CONTENTS
                                                                                                      Page

SECTION 1.         DEFINITIONS.........................................................................  1

SECTION 2.         APPOINTMENT OF AGENT................................................................ 11

SECTION 3.         ADVANCES............................................................................ 14

SECTION 4.         CONDITIONS PRECEDENT TO THE INITIAL ADVANCE
                   WITH RESPECT TO A UNIT.............................................................. 15

SECTION 5.         CONDITIONS PRECEDENT TO OWNER'S OBLIGATION
                   TO MAKE INTERIM ADVANCES AFTER THE INITIAL
                   ADVANCE WITH RESPECT TO A UNIT...................................................... 19

SECTION 6.         CONDITIONS PRECEDENT TO THE FINAL ADVANCE
                   WITH RESPECT TO A UNIT.............................................................. 21

SECTION 7.         CONDITIONS PRECEDENT TO COMPLETION
                   ADVANCES WITH RESPECT TO A UNIT..................................................... 22

SECTION 8.         REPRESENTATIONS AND WARRANTIES OF AGENT............................................. 23

SECTION 9.         AFFIRMATIVE COVENANTS............................................................... 28

SECTION 10.        NEGATIVE COVENANTS.................................................................. 34

SECTION 11.        EVENTS OF DEFAULT, EVENTS OF UNIT
                   TERMINATION AND CASUALTY EVENTS..................................................... 35

SECTION 12.        INDEMNITIES......................................................................... 44

SECTION 13.        LEASEHOLD INTERESTS................................................................. 45

SECTION 14.        PURCHASES........................................................................... 45

SECTION 15.        CHARACTER OF AMMONIA PROJECT........................................................ 45

SECTION 16.        PERMITTED CONTESTS.................................................................. 45

SECTION 17.        SALE OR ASSIGNMENT BY OWNER......................................................... 47

SECTION 18.        GENERAL CONDITIONS.................................................................. 47

                                   THIS AMENDED AND RESTATED AGREEMENT FOR LEASE
                                                 IS CONFIDENTIAL AND PROPRIETARY



SECTION 19.        AGENT'S RIGHT TO PURCHASE................................. 55



Schedule I                 List of Assignment Agreement Consents

                                          EXHIBITS
                                          --------

Exhibit A                  The Amended and Restated Lease Agreement
Exhibit B                  Form of AFL Unit Leasing Record
Exhibit C                  Form of Acquisition Certificate
Exhibit D                  Form of Interim Advance Certificate
Exhibit E                  Form of Certificate of Substantial Completion
Exhibit F                  Form of Certificate of Increased Cost
Exhibit G                  Unit FF&E Specifications
Exhibit H                  Environmental Certificate
Exhibit I                  Operating Agreement
Exhibit J                  Description of the Ammonia Project
Exhibit K                  Project Parcel
Exhibit L                  Construction Agreement for Ammonia Project
Exhibit M-1                Electricity Supply Agreement
Exhibit M-2                Water Supply Agreement
Exhibit M-3                Savonetta Pier User Agreement
Exhibit N                  Form of AIA Document G722
Exhibit O                  Revised Unit Budget

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